UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒          Preliminary information statement

☐           Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐           Definitive information statement

HEALTH SYSTEMS SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required

☐            Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)           Title of each class of securities to which transaction applies:

Common Stock, $.001 par value per share

Series C Convertible Preferred Stock, $0.001 par value per share

Series D Convertible Preferred Stock, $0.001 par value per share

Series E Convertible Preferred Stock, $0.001 par value per share

______________________________________________________________________________

(2)           Aggregate number of securities to which transaction applies:

______________________________________________________________________________

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________________________________________________________

(4)           Proposed maximum aggregate value of transaction:

______________________________________________________________________________

(5)           Total fee paid:

______________________________________________________________________________

☐            Fee paid previously with preliminary materials.

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:

______________________________________________________________________________

(2)           Form, Schedule or Registration Statement No.:

______________________________________________________________________________

(3)           Filing Party:

______________________________________________________________________________

(4)           Date Filed:

______________________________________________________________________________

HEALTH SYSTEMS SOLUTIONS, INC.
42 West 39th Street, 6th Floor
New York, NY 10018
(212) 798-9400

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To All Stockholders of Health Systems Solutions, Inc.:

The purpose of this letter is to inform you that the Board of Directors of Health Systems Solutions, Inc., a Nevada corporation (the “Company”), at a meeting of the Company’s Board of Directors, and the holder of a majority of the Company’s voting capital stock, by written consent in lieu of a meeting, have approved the reincorporation of the Company in the State of Delaware (the “Reincorporation”) by merger with and into its wholly owned subsidiary, Health Systems Solutions, Inc., a Delaware corporation (“HSS-Delaware”).

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Reincorporation is anticipated to be effective at 12:01 a.m., Eastern Standard Time, on or about [•].  Among other things, the Reincorporation will result in the following:

•
the Company and HSS-Delaware becoming a single corporation named Health Systems Solutions, Inc. (the “Surviving Corporation”), which shall exist under, and be governed by, the laws of the State of Delaware;

•
your right to receive (i) one share of common stock of the Surviving Corporation, $0.001 par value per share, for each share of common stock of the Company, $0.001 par value per share, owned by you; (ii) one share of Series C Convertible Preferred Stock of the Surviving Corporation, $0.001 par value per share, for each share of Series C Convertible Preferred Stock of the Company, $0.001 par value per share, owned by you; (iii) one share of Series D Convertible Preferred Stock of the Surviving Corporation, $0.001 par value per share, for each share of Series D Convertible Preferred Stock of the Company, $0.001 par value per share, owned by you as of the Record Date; and (iv) one share of Series E Convertible Preferred Stock of the Surviving Corporation, $0.001 par value per share, for each share of Series E Convertible Preferred Stock of the Company, $0.001 par value per share, owned by you as of the Record Date;

•
the persons currently serving as officers and directors of the Company continuing to serve in their respective capacities after the Reincorporation as officers and directors of the Surviving Corporation;

•
HSS-Delaware’s Amended and Restated Certificate of Incorporation becoming the Certificate of Incorporation of the Surviving Corporation and HSS-Delaware’s By-Laws becoming the By-Laws of the Surviving Corporation; and

•
the Surviving Corporation succeeding to and possessing all of the rights, privileges, franchises, immunities, powers, assets and property of the Company and assuming and being subject to all of the duties, liabilities, obligations and restrictions of the Company.

The accompanying Information Statement, which describes the Reincorporation in more detail, is being furnished to you for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.  Pursuant to Rule 14c-2 under the Exchange Act, the Reincorporation may not be effected until at least 20 calendar days after the mailing of the accompanying Information Statement to the Company’s stockholders.

YOU HAVE THE RIGHT TO EXERCISE DISSENTERS’ RIGHTS UNDER THE NEVADA REVISED STATUTES 92A.300 TO 92A.500 AND OBTAIN THE “FAIR VALUE” OF YOUR SHARES OF CAPITAL STOCK OF THE COMPANY, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW.  FOR A DISCUSSION REGARDING YOUR DISSENTERS’ RIGHTS, SEE THE SECTION TITLED “RIGHTS OF DISSENTING STOCKHOLDERS” IN THE ACCOMPANYING INFORMATION STATEMENT AND EXHIBIT G ATTACHED THERETO, WHICH RECITES ALL APPLICABLE STATUTORY PROVISIONS.

[•], 2008	By Order of the Board of Directors

Stan Vashovsky
Chairman of the Board and Chief Executive Officer

HEALTH SYSTEMS SOLUTIONS, INC.
42 West 39th Street, 6th Floor
New York, NY 10018
(212) 798-9400

INFORMATION STATEMENT

[•], 2008

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about [•] to stockholders of Health Systems Solutions, Inc., a Nevada corporation (the “Company”), in connection with the reincorporation of the Company in the State of Delaware (the “Reincorporation”) by merger with and into its wholly-owned subsidiary, Health Systems Solutions, Inc., a Delaware corporation (“HSS-Delaware”), as a result of which the Company and HSS-Delaware will become a single corporation named Health Systems Solutions, Inc. (the “Surviving Corporation”), which will exist under, and be governed by, the laws of the State of Delaware.

On November 10, 2008, the Company’s Board of Directors (the “Board”), at a meeting of the Board, approved the Reincorporation.  On December 2, 2008, Stanford International Bank, Limited, the holder of a majority of the Company’s voting capital stock (“Stanford”), by written consent in lieu of a meeting, approved the Reincorporation.  The Board and Stanford also approved the Agreement and Plan of Merger (the “Merger Agreement”) attached hereto as Exhibit A, which sets forth the terms and conditions of the Reincorporation.

The Nevada Revised Statutes (the “NRS”) permit the holders of a majority of the issued and outstanding shares of the voting capital stock of a corporation to approve and authorize corporate actions by written consent as if such actions were undertaken at a duly called and held meeting of stockholders.  As of December 2, 2008, Stanford held approximately 83% of the Company’s voting capital stock, consisting of (i) 5,692,923 shares or 71% of the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”), (ii) 4,625,000 shares or 100% of the Company’s issued and outstanding Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Stock”), (iii) 1,425,000 shares or 100% of the Company’s issued and outstanding Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Stock”), and (iv) 416,667 shares or 100% of the Company’s issued and outstanding Series E Convertible Preferred Stock, par value $0.001 per share (the “Series E Stock”).  Each share of Common Stock is entitled to one vote and each share of Series C Stock, Series D Stock, and Series E Stock is entitled to vote with the Common Stock on an as-converted basis.  As of the Record Date (as defined below), the respective conversion ratios for the conversion of the Series C Stock, Series D Stock, and Series E Stock into Common Stock were 2 to 1, 2 to 1 and 1 to 1.

Stanford’s written consent satisfies the stockholder approval requirement for the Reincorporation.  No other Board or stockholder approval is required in order to effect the Reincorporation.  Accordingly, this Information Statement is being furnished to you for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.  Pursuant to Rule 14c-2 under the Exchange Act, the Reincorporation may not be effected until at least 20 calendar days after the mailing of this Information Statement to the Company’s stockholders.

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it.  The Company contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward this Information Statement to the beneficial owners of the Company’s capital stock held of record by these persons and the Company will reimburse them for their reasonable expenses incurred in this process.  The Board has fixed the close of business on December 2, 2008 as the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement.

YOU HAVE THE RIGHT TO EXERCISE DISSENTERS’ RIGHTS UNDER NRS 92A.300 TO 92A.500 AND OBTAIN THE “FAIR VALUE” OF YOUR SHARES OF CAPITAL STOCK OF THE COMPANY, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW.  FOR A DISCUSSION REGARDING YOUR DISSENTERS’ RIGHTS, SEE THE SECTION TITLED “RIGHTS OF DISSENTING STOCKHOLDERS” IN THIS INFORMATION STATEMENT AND EXHIBIT G ATTACHED HERETO, WHICH RECITES ALL APPLICABLE STATUTORY PROVISIONS.

OUTSTANDING VOTING SECURITIES

As of the close of business on the Record Date, there were 8,015,140 shares of Common Stock issued and outstanding, 4,625,000 shares of Series C Stock issued and outstanding, 1,425,000 shares of Series D Stock issued and outstanding and 416,667 shares of Series E Stock issued and outstanding.  Each share of Common Stock is entitled to one vote and each share of preferred stock is entitled to vote with the Common Stock on an as-converted basis.  As of the Record Date, the respective conversion ratios for the conversion of the Series C Stock, Series D Stock, and Series E Stock into Common Stock were 2 to 1, 2 to 1 and 1 to 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of Common Stock beneficially owned on the Record Date, by:

•	each person who is known by us to beneficially own 5% or more of the Common Stock;

•	each of our directors and named executive officers; and

•	all of our directors and executive officers, as a group.

Except as otherwise set forth below, the address of each of the persons listed below is: c/o Health Systems Solutions, Inc., 42 West 39th Street, 6th Floor, New York, NY 10018.  Unless otherwise indicated, the Common Stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the home of such holder, as well as entities owned or controlled by such holder, and also includes shares subject to options to purchase our Common Stock exercisable within 60 days after the Record Date.  Except as otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to their shares.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned (1)
	Shares	%
5% or Greater Stockholders:
Stanford International Bank Limited (2)	11,143,924	82.8

Directors and Named Executive Officers:
Stan Vashovsky (3)	475,000	5.6
Michael G. Levine (3)	160,625	2.0
Steven Katz (3)	7,500	*
Jack Price	–	0
Dr. Kathryn Bowles	–	0
Dr. Michael Breiner	–	0
B.M. Milvain (4)	75,000	*

All directors and executive officers as a group (6 persons) (5)	643,125	7.4

____________
*           Less than 1% of outstanding shares.

(1)
The applicable percentage of ownership for each beneficial owner is based on 8,015,140 shares of Common Stock outstanding as of December 2, 2008.  Shares of Common Stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights but are not deemed outstanding for computing the percentage ownership of any other person.

(2)
Includes 5,692,923 shares of Common Stock, 2,312,500 shares of Common Stock issuable upon the conversion of 4,625,000 shares of Series C Stock, 712,500 shares of Common Stock issuable upon the conversion of 1,425,000 shares of Series D Stock, 416,667 shares of Common Stock issuable upon the conversion of 416,667 shares of Series E Stock preferred stock, 1,009,334 shares of Common Stock issuable upon exercise of warrants, and 1,000,000 shares of Common Stock issuable upon the conversion of convertible secured debentures.  The Series C Stock, Series D Stock and Series E Stock issued and outstanding may be voted along with the Common Stock on an as-converted basis.  R. Allen Stanford may be deemed the beneficial owner of the shares held by Stanford.  Stanford’s business address is 5050 Westheimer Road, Houston, TX 77056

(3)	Consists of options to purchase Common Stock.

(4)	Mr. Milvain served as the President and Chief Executive Officer of the Company until August 31, 2007.

(5)
Consists of shares of Common Stock issuable upon exercise of stock options.  Does not include shares of Common Stock beneficially owned by Mr. Milvain as he is not currently serving as an officer of the Company.

INTERESTS OF CERTAIN PERSONS IN OR
OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, or any of their respective affiliates, has any substantial interest in the Reincorporation other than disclosed in this Information Statement.  The security ownership of such persons is listed in the section entitled “Security Ownership of Certain Beneficial Owners and Management” above.

The Reincorporation was unanimously approved by the Board.

REINCORPORATION IN DELAWARE

Questions and Answers Regarding Reincorporation

The following questions and answers are intended to respond to frequently asked questions concerning the Reincorporation.  These questions do not, and are not intended to, address all of the questions that may be important to you.  You should carefully read this entire Information Statement, as well as its exhibits and documents incorporated by reference.

Q:	Why is the Company reincorporating in the State of Delaware?

A:
Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of stock exchange listed firms are incorporated today.  We believe that the Reincorporation will provide a greater measure of flexibility and simplicity in corporate transactions and reduce the costs of doing business.  We also believe Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors.

Q:	Why is the Company not holding a stockholders’ meeting to approve the reincorporation?

A:
The Board has already approved the Reincorporation and has received the written consent of the holder of a majority of the Company’s voting capital stock.  Under the NRS, the Reincorporation may be approved by the written consent of the holder of a majority of a corporation’s voting capital stock.  As the Company has already received such written consent, a meeting is not necessary and represents a substantial and avoidable expense.

Q:	What are the principal results of the Reincorporation?

A:
The Reincorporation entails the Company’s merging with and into HSS-Delaware, thereby becoming a single corporation named Health Systems Solutions, Inc., the Surviving Corporation, which shall exist under, and be governed by, the laws of the State of Delaware.

You will have the right to receive (i) one share of common stock of the Surviving Corporation, $0.001 par value per share, for each share of Common Stock of the Company, $0.001 par value per share, owned by you as of December 2, 2008, the Record Date; (ii) one share of Series C Convertible Preferred Stock of the Surviving Corporation, $0.001 par value per share, for each share of Series C Stock owned by you as of the Record Date; (iii) one share of Series D Convertible Preferred Stock of the Surviving Corporation, $0.001 par value per share, for each share of Series D Stock owned by you as of the Record Date; and (iv) one share of Series E Convertible Preferred Stock of the Surviving Corporation, $0.001 par value per share, for each share of Series E Stock owned by you as of the Record Date.  The Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock of the Surviving Corporation will have the same rights and preferences as the Series C Stock, Series D Stock and Series E Stock.

·	The persons currently serving as officers and directors of the Company will continue to serve in their respective capacities after the Reincorporation.

·
HSS-Delaware’s Amended and Restated Certificate of Incorporation will become the Certificate of Incorporation of the Surviving Corporation and HSS-Delaware’s By-Laws will become the By-Laws of the Surviving Corporation.

Q:	What are the differences between Delaware and Nevada law?

A:
There are certain differences between the corporate laws of the State of Nevada and the corporate laws of the State of Delaware that impact your rights as a stockholder.  For information regarding such differences, please see the section titled “Background and Purpose of Reincorporation” below.

Q:	How will the Reincorporation affect my ownership?

A:	Your ownership interest will not be affected by the Reincorporation.

Q:	How will the Reincorporation affect the Company’s officers, directors and employees?

A:	The Reincorporation will not affect the Company’s officers, directors and employees, who will become the officers, directors and employees of the Surviving Corporation.

Q:	How will the Reincorporation affect the Company’s business?

A:	The Company will continue its business through the Surviving Corporation at the same locations and with the same assets. The Company will cease to exist once the Reincorporation is effective.

Q.	What do I do with my stock certificates?

A:
You do not need to undertake any action with respect to your stock certificates.  If you transfer your stock and deliver your stock certificates in connection with such transfer prior to the reincorporation, such delivery will constitute “good delivery” of shares.  New certificates representing shares of the Surviving Corporation will be issued to the party acquiring shares in such a transfer.  New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

IT WILL NOT BE NECESSARY FOR THE COMPANY’S STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF THE SURVIVING CORPORATION.  OUTSTANDING STOCK CERTIFICATES OF THE CURRENT COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

Q:	What if I lost my stock certificate?

A:
If you lost your stock certificate, you can contact the Company’s transfer agent to have a new certificate issued.  You may be required to post a bond or other security to reimburse the Company for any damages or costs if the certificate is later delivered for sale of transfer.  The Company’s transfer agent may be reached at:

Florida Atlantic Stock Transfer
7130 Nob Hill Road
Tamarac, FL 33321
Attn: Rene Garcia, President
Phone: (954) 726-4954
Fax: (954) 726-6305
E-mail: StokTran@aol.com

Q:	Can I require the Company to purchase my stock?

A:
Yes.  Under Nevada law you are entitled to appraisal and purchase of your capital stock of the Company as a result of the Reincorporation.  For a detailed discussion of such rights, see the section entitled “Dissenters’ Rights” below.

Q:	Who will pay the costs of Reincorporation?

A:
The Company will pay all of the costs of the Reincorporation, including the expenses of preparing and mailing this Information Statement and all documents that now accompany or may in the future supplement it.  The Company contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward this Information Statement to the beneficial owners of the Company’s capital stock held of record by these persons and the Company will reimburse them for their reasonable expenses incurred in this process.  The Company does not anticipate contracting for other services in connection with the Reincorporation.

Q:	Will I have to pay taxes on the new certificates?

A:
The Company believes that the Reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of the Surviving Corporation that you had in the Company’s capital stock.  For more information, see the section entitled “Federal Income Tax Consequences of Reincorporation” below.

BACKGROUND AND PURPOSE OF REINCORPORATION

Introduction

The following discussion summarizes certain aspects of the Reincorporation, which the Company anticipates will be effective at 12:01 a.m., Eastern Standard Time, on or about [•].  Please note that the Merger Agreement provides that the Reincorporation may be abandoned prior to the Effective Time (as defined below) by the Board.  In the event the Reincorporation is abandoned, the existing Articles of Incorporation and By-Laws of the Company would remain in effect.

The following discussion is not a complete statement of the terms of the Reincorporation, the Merger Agreement or of the provisions affecting, and differences between, your rights as a stockholder of the Company and your rights as a stockholder of the Surviving Corporation.  The discussion is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit A, the Certificate of Incorporation of the Surviving Corporation (the “Delaware Certificate of Incorporation”), which is attached hereto as Exhibit B, the Series C Convertible Preferred Stock Certificate of Designation of the Surviving Corporation, which is attached hereto as Exhibit C (the “Delaware Series C Certificate of Designation”), the Series D Convertible Preferred Stock Certificate of Designation of the Surviving Corporation, which is attached hereto as Exhibit D (the “Delaware Series D Certificate of Designation”), the Series E Convertible Preferred Stock Certificate of Designation of the Surviving Corporation, which is attached hereto as Exhibit E (the “Delaware Series E Certificate of Designation”), and the By-Laws of the Surviving Corporation (the “Delaware By-Laws”), which are attached hereto as Exhibit F.

Reasons for the Reincorporation under Delaware Law

We believe that the reincorporation in the state of Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and reduce the costs of doing business.  We also believe Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors.  Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of stock exchange listed firms are incorporated today.  For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs.  As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in the state of Delaware in a manner similar to that which we propose.  Because of Delaware’s longstanding policy of encouraging incorporation in that state, and its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations.  It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs.  Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority stockholders the same substantive rights and protection as are available in a number of other states.  For a discussion of certain differences in stockholders’ rights and the powers of management under Delaware law and Nevada law, see the section entitled “Differences Between the Corporate Laws and Charter Documents” below.

Reincorporation from Nevada to Delaware also may make it easier to attract future candidates willing to serve on the Board, because many candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

Description of the Reincorporation

The Reincorporation will be effected by our merger with and into HSS-Delaware, a wholly owned subsidiary of the Company incorporated in the state of Delaware as a result of which the Company and HSS-Delaware and will become a single corporation named Health Systems Solutions, Inc., the Surviving Corporation, which shall exist under, and be governed by, the laws of the State of Delaware.

The other principal results of the Reincorporation are as follows:

•
you will have the right to receive (i) one share of common stock of the Surviving Corporation, $0.001 par value per share, for each share of Common Stock of the Company, $0.001 par value per share, owned by you as of December 2, 2008, the Record Date; (ii) one share of Series C Convertible Preferred Stock of the Surviving Corporation, $0.001 par value per share, for each share of Series C Stock owned by you as of the Record Date; (iii) one share of Series D Convertible Preferred Stock of the Surviving Corporation, $0.001 par value per share, for each share of Series D Stock owned by you as of the Record Date; and (iv) one share of Series E Convertible Preferred Stock of the Surviving Corporation, $0.001 par value per share, for each share of Series E Stock owned by you as of the Record Date;

•	the persons currently serving as officers and directors of the Company will continue to serve in their respective capacities after the Reincorporation; and

•
HSS-Delaware’s Amended and Restated Certificate of Incorporation will become the Certificate of Incorporation of the Surviving Corporation and HSS-Delaware’s By-Laws will become the By-Laws of the Surviving Corporation.

The Certificate of Incorporation and By-Laws of the Surviving Corporation will be different from the Company’s Articles of Incorporation and By-Laws.  Your rights as stockholders may be affected by the Reincorporation by, among other things, the differences between the laws of the state of Nevada, which currently govern the Company, and the laws of the state of Delaware, which govern HSS-Delaware.  See the information under “Differences between the Corporate Laws and Charter Documents” for a summary of the differences between the corporate laws of the state of Nevada and the state of Delaware.

At and after the Effective Time, all of the outstanding certificates or other documents that immediately prior thereto evidenced ownership of securities of the Company will be deemed for all purposes to evidence ownership of and to represent the securities of the Surviving Corporation into which such securities of the Company have been converted as provided in the Merger Agreement.  IT WILL NOT BE NECESSARY FOR THE COMPANY’S STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF THE SURVIVING CORPORATION.  OUTSTANDING STOCK CERTIFICATES OF THE CURRENT COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

The Reincorporation will not result in any changes in the Company’s business, management, assets, liabilities or net worth.  Without limiting the generality of the foregoing, at the Effective Time, (i) the Surviving Corporation will, without further transfer, succeed to and possess all of the rights, privileges, franchises, immunities and powers of the Company, (ii) all of the assets and property of whatever kind and character of the Company will vest in the Surviving Corporation without further act or deed and (iii) the Surviving Corporation, will, without further act or deed, assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

The mailing address of the principal offices and the telephone number of the Surviving Corporation will be the same as the Company’s current address and telephone number, 42 West 39th Street, 6th Floor, New York, NY 10018 and (212) 798-9400.

The Reincorporation will become effective on the date and time specified in a Certificate of Merger to be filed with the Secretary of State of the State of Delaware and Articles of Merger to be filed with the Secretary of State of the State of Nevada, which shall be the later of (i) 12:01 a.m. Eastern Standard Time on January 1, 2009, (ii) the date of filing of such Certificate of Merger and Articles of Merger, or (iii) the date and time determined by the Chief Executive Officers of the Company and HSS-Delaware (the “Effective Time”).

Differences Between the Corporate Laws and Charter Documents

At the Effective Time, the holders of the Company’s capital stock, whose rights are currently governed by the NRS and the Company’s Articles of Incorporation, Series C Convertible Preferred Stock Certificate of Designation, Series D Convertible Preferred Stock Certificate of Designation, Series E Convertible Preferred Stock Certificate of Designation and By-Laws, will become stockholders of the Surviving Corporation.  Accordingly, following the Reincorporation, their rights will be governed in accordance with the DGCL and the Delaware Certificate of Incorporation, Delaware Series C Certificate of Designation, Delaware Series D Certificate of Designation, Delaware Series E Certificate of Designation and Delaware By-Laws.  Certain differences in the rights of the Company’s stockholders and that of the Surviving Corporation arise from distinctions between the NRS and the DGCL, as well as between the Company’s charter instruments and the Surviving Corporation’s charter instruments.  The following is a brief description of those differences.  This discussion is not intended to be a complete statement of the differences, rather a summary of the more significant differences affecting the rights of such stockholders and certain important similarities.  The identification of certain provisions or differences is not meant to indicate that other equally or more significant differences do not exist.  The following summary discussion is qualified in its entirety by reference to the NRS, DGCL, the Company’s Certificate of Incorporation, Series C Convertible Preferred Stock Certificate of Designation, Series D Convertible Preferred Stock Certificate of Designation, Series E Convertible Preferred Stock Certificate of Designation and By-Laws and the Delaware Certificate of Incorporation, Delaware Series C Certificate of Designation, Delaware Series D Certificate of Designation, Delaware Series E Certificate of Designation and Delaware By-Laws, to which you are referred.

Authorized Capital Stock

Nevada.  The Company’s Articles of Incorporation authorize the issuance of up to 165,000,000 shares of capital stock, 150,000,000 of which are designated as common stock, $0.001 par value per share, and 15,000,000 of which are designated as preferred stock, $0.001 par value per share.  Of the authorized shares of preferred stock, 1,880,342 shares are designated as Series A Convertible Preferred Stock, 2,500,000 shares are designated as Series B Convertible Preferred Stock, 4,625,000 shares are designated as Series C Stock, 4,000,000 shares are designated as Series D Stock, and 833,334 shares are designated as Series E Stock.  No shares of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock are currently issued or outstanding.

Delaware.  The Delaware Certificate of Incorporation authorizes the issuance of up to 165,000,000 shares of capital stock, 150,000,000 of which are designated as common stock, with $0.001 par value per share, and 15,000,000 of which are designated as preferred stock with $0.001 par value per share.  Of the authorized shares of preferred stock, 4,625,000 shares have been designated as Series C Convertible Preferred Stock and have substantially identical terms as the Company’s outstanding Series C Stock, 4,000,000 shares have been designated as Series D Convertible Preferred Stock and have substantially identical terms as the Company’s outstanding Series D Stock, and 833,334 shares have been designated as Series E Convertible Preferred Stock and have substantially identical terms as the Company’s outstanding Series E Stock.

Number and Classes of Directors

Nevada.  The NRS require a corporation to have at least one director and provide that the number of persons constituting a corporation’s board of directors, whether a specific number or a range of size, may be fixed by the articles of incorporation or by-laws.  Nevada law allows a corporation, either in its articles or by-laws, to establish the way in which the number of directors may be increased or decreased.  The NRS also permit staggered terms for directors provided that at least one-fourth of the total number of directors is elected annually.

The Company’s By-Laws provide that the number of directors shall be neither less than one nor more than nine.  Neither the Company’s Articles of Incorporation nor the Company’s By-Laws provide for staggered terms for directors.  The Company’s directors are currently elected annually.

Delaware.  The DGCL requires a corporation to have one or more directors, the number of directors to be fixed by, or in the manner provided in, the by-laws or certificate of incorporation.  The DGCL also permits staggered terms for directors provided that the term of each class of directors expires no more than three years following the election of such directors.

The Delaware By-laws provide that HSS-Delaware shall have such number of directors as determined from time to time by resolution of the majority of the entire Board of Directors.  The number of directors shall neither be less than one nor more than 11.  Neither the Delaware Certificate of Incorporation nor the Delaware By-Laws provide for staggered terms for directors.  The Company’s directors are currently elected annually.  The directors of the Surviving Corporation will continue to be elected annually.

Removal of Directors

Nevada.  Under the NRS, unless a corporation’s articles of incorporation provide for a greater percentage, stockholders may remove a director by a vote of at least two-thirds of the issued and outstanding stock entitled to vote.  Neither the Company’s Articles of Incorporation nor the Company’s By-Laws alter these provisions.

Delaware.  Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote for the election of directors.  Neither the Delaware Certificate of Incorporation nor the Delaware By-Laws alter these procedures.

Filling Vacancies on the Board of Directors

Nevada.  Under the NRS, unless the articles of incorporation provide otherwise, the board of directors may fill any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors.  If the number of directors remaining in office constitute fewer than a quorum of the board, the remaining board members may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.  The Company’s Articles of Incorporation do not alter these procedures.

Delaware.  Under the DGCL, unless the certificate of incorporation or by-laws provide otherwise, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.  Whenever the holders of any class of stock or series are entitled to elect one or more directors by the certificate of incorporation, vacancies may be filled by a majority of the directors elected by such class, or by a sole remaining director so elected.  Neither the Delaware Certificate of Incorporation nor the Delaware By-Laws alter these procedures.

Stockholder Power to Call Special Meeting of Stockholders

Nevada.  Under the NRS, unless the articles of incorporation or by-laws provide otherwise, a special meeting of stockholders may be called by the entire board of directors, any two directors or the president of the corporation.

The Company’s By-Laws provide that a special meeting can be called by the Board, any person or persons authorized by the Board to call such a meeting, or by the holders of no less than 10% of all votes entitled to be cast on any issue proposed to be considered at such special meeting.

Delaware.  Under the DGCL, a special meeting of the stockholders may be called by the board of directors or by such other persons as may be authorized by the certificate of incorporation or the by-laws.

The Delaware By-Laws authorize the calling of a special meeting by resolution of a majority of the board, or by the Secretary at the direction of a majority of the voting power of all then outstanding voting stock of HSS-Delaware.

Advance Notice Requirements

Nevada.  The Company’s By-Laws do not establish procedures for stockholder nominations for elections of directors of the Company or bringing business before any annual meeting or special meeting of stockholders of the Company.  Therefore, director nominations and stockholder proposals are subject to federal securities laws, which generally provide that any stockholder proposals that a proponent wishes to include in the Company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was released in connection with the previous year’s annual meeting.  If the Company did not hold an annual meeting the previous year, or if the date of the coming annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

Delaware. The Delaware By-Laws establish procedures for stockholder nominations for elections of directors and bringing business before any annual meeting or special meeting of stockholders of HSS-Delaware.  Any stockholder entitled to vote at the meeting may nominate one or more persons for election as directors or may bring a matter before the annual meeting only if written notice of such stockholder’s intent to make such nomination or nominations or to bring such matter has been delivered to the Secretary of HSS-Delaware not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting; provided, however, that in the event that the annual meeting is scheduled to be held more than 30 days before or 60 days after such anniversary date, such stockholder notice shall be given not less than 90 days nor more than 120 days prior to such annual meeting, or the tenth day following the day on which notice of the date of such meeting is first made by HSS-Delaware, whichever is later.  The Delaware By-Laws require the stockholder’s notice to set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and any additional information reasonably requested by the Board of Directors; (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (b) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, (c) all information relating to such stockholder and such beneficial owner that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and Rule 11a-11 thereunder, and (d) any additional information reasonably requested by the Board of Directors.

Right to Inspect Corporate Records

Nevada.  Under the NRS, any person who has been a stockholder of record for at least 6 months immediately preceding his demand, or any person holding, or authorized in writing by the holders of, at least 5 percent of all of a corporation’s outstanding shares, upon at least 5 days’ written demand is entitled to inspect and make copies of the corporation’s records required to be kept pursuant to the NRS.

Delaware.  Under the DGCL, any stockholder shall, upon written demand under oath stating the purpose thereof, have the right to inspect (i) the corporation’s stock ledger, a list of its stockholders, and its other books and records, and (ii) to a limited extent, the books and records of the corporation’s subsidiaries.

Dissenter/Appraisal Rights

Nevada.  Under the NRS, a stockholder is entitled to dissent and obtain payment of the fair value of his or her shares (in Nevada, “dissenter’s rights”) in the event of a consummation of (i) a conversion or plan of merger if stockholder approval is required or if the corporation is merging into its parent, (ii) a plan of share exchange if the corporation is being acquired, (iii) any corporate action to the extent provided by the articles of incorporation, by-laws or a board resolution, or (iv) a corporate action, other than those previously mentioned, that entitles the stockholder to money or scrip instead of fractional shares.

A stockholder is not entitled to dissenters’ rights with respect to a merger or share exchange if (i) the shares are listed on a national securities exchange, included in the national market system, or held of record by more than 2,000 holders, and (ii) if such stockholders receive only cash, owner’s interest or owner’s interests and cash in lieu of fractional owner’s interests of (a) the surviving or acquiring entity, (b) any other corporation whose ownership interests are listed on a national securities exchange, included in the national market system, or held of record by more than 2,000 holders, or (c) cash in lieu of fractional shares of such corporations.

To exercise such dissenters’ rights, a stockholder must (i) be a record holder of the shares as to which he or she seeks relief on the record date, (ii) cause the corporation to receive written notice of his or her intent to demand payment before the vote is taken, (iii) not have voted his or her shares in favor of the proposal, and (iv) respond to the dissenter’s notice delivered by the corporation to the stockholders.

Delaware.  Under the DGCL, a stockholder is entitled to dissent and obtain payment of the fair value of his or her shares (in Delaware, “appraisal rights”) if the stockholder (i) has continuously held such shares through the effective date of the merger or consolidation, (ii) has neither voted in favor of the merger or consolidation, nor consented thereto in writing, and (iii) has otherwise perfected his or her appraisal rights as required by the DGCL.

Appraisal rights for any class or series of stock are not available if such stock is either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; provided, however, that in either case such stockholders receive (i) only shares of the surviving corporation, (ii) shares of any other corporation that are listed on a national securities exchange or are held of record by more than 2,000 holders, or (iii) cash in lieu of fractional shares of such corporations.  Further, no appraisal rights are available to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of the DGCL.

Limitations on Director Liability

Nevada.  Under the NRS, unless the corporation’s articles of incorporation provide for greater liability, the NRS eliminate the personal liability of a director to the corporation or its stockholders for damages, except for (i) any breach of a fiduciary duty as a director that involves intentional misconduct, fraud or a knowing violation of the law, (ii) distributions that are illegal under applicable law, or (iii) any act or omission occurring prior to the date when the provision in the articles of incorporation eliminating or limiting liability became effective.  The Company’s Articles of Incorporation do not provide for greater liability.

Delaware.  Under the DGCL, a company’s certificate of incorporation may limit the personal liability of a director, provided such provision may not eliminate or limit director monetary liability for (i) breaches of the director’s duty of loyalty to the corporation or its stockholders, (ii) any act or omission not in good faith or involving intentional misconduct or knowing violations of law, (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions, (iv) transactions in which the director received an improper personal benefit, or (v) any act or omission occurring prior to the date when such provision became effective.  The Delaware Certificate of Incorporation contains a provision limiting the personal liability of directors to the fullest extent permitted by the DGCL.

Dividends

Nevada.  Under the NRS, no distribution, including dividends on, or redemption or repurchases of, shares of capital stock, may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy preferential rights.  The Company’s Articles of Incorporation do not alter this provision.

Delaware.  Under the DGCL, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.  In addition, the DGCL provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.  The Delaware Certificate of Incorporation does not alter this provision.

Restrictions on Business Combinations

Nevada.  Under the NRS, an “interested stockholder” is defined as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation.  A corporation may not engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder unless the combination or other transaction by which the person becomes an interested stockholder is approved by the board of directors of the corporation before the person becomes an interested stockholder.  In addition, after the three-year period, a combination with an interested stockholder remains prohibited unless the combination meets all of the requirements of the corporation’s articles of incorporation and (i) is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder’s date of acquiring shares, or (ii) the form and amount of consideration to be received by stockholders in the combination meets certain fair value requirements.  A Nevada corporation may opt out of the statute with appropriate provisions in its articles of incorporation.  The Company has not opted out of this statute of the NRS in its Articles of Incorporation.

Delaware.  Under the DGCL, an “interested stockholder” is generally defined as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.  A corporation that is listed on a national securities exchange, or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder, (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans), or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66-2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder.  As in Nevada, a Delaware corporation may opt out of the statute with appropriate provisions in its certificate of incorporation.

HSS-Delaware has not opted out of this statute in the Delaware Certificate of Incorporation.  The Reincorporation in Delaware and subjecting the Surviving Corporation to the anti-takeover statute will make it more difficult for a person who seeks to acquire control of the Surviving Corporation or to effect a business combination with the Surviving Corporation, such as a tender offer, without management’s approval, thereby making it more difficult to remove existing management of the Surviving Corporation.  The Delaware statute could, therefore, potentially have an adverse impact on stockholders who wish to participate in any such tender offer or other transactions even where such transaction may be favorable to the interests of the stockholders.

The Reincorporation could have the effect of discouraging hostile tender offers, proxy contests or other transactions by forcing potential acquirers to negotiate with incumbent management.  The disadvantages to stockholders of the Reincorporation in Delaware include reducing the likelihood that a hostile tender offer at a premium over market price for the Surviving Corporation shares will be made.  The Reincorporation will have a practical effect on stockholders by making it more difficult to remove existing management without such management’s approval.

Indemnification

Nevada.  The NRS generally permit a corporation to indemnify its former and current directors, officers, employees or agents against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with an action, suit or proceeding, provided that he is not liable pursuant to NRS Section 78.138 and has acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  Further, the NRS provide that a corporation must indemnify a director, officer, employee or agent of the corporation who was successful, on the merits or otherwise, in defense of a legal proceeding to which such director, officer, employee or agent was a party due to his or her position or former position with the corporation.

The Company’s By-Laws provide that the Company shall have the power to indemnify its directors, officers, employees and agents if they acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.

Delaware.  The DGCL generally permits a corporation to indemnify its former and current directors, officers, employees or agents for expenses, including attorney’s fees, actually and reasonably incurred in connection with an action, suit or proceeding provided that there is a determination by a majority vote of disinterested directors, even though less than a quorum, by independent legal counsel or by the stockholders that the person (i) acted in good faith, (ii) acted in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and (iii) with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.  In addition, where the individual is successful on the merits, Delaware law provides that the corporation must indemnify such individual.  The Delaware Certificate of Incorporation provides for the indemnification of officers, directors, employees and agents to the fullest extent permitted by the DGCL.

Amendment of Articles of Incorporation/Certificate of Incorporation and By-Laws

Nevada.  The NRS provide that to amend the articles of incorporation, the board of directors must adopt a resolution approving the proposed amendment that must then be approved by the stockholders.  Stockholders are entitled to vote as a voting group on certain amendments that would affect the rights of such voting group, unless the articles of incorporation specifically deny the right to vote on such an amendment.

The Company’s By-Laws may be altered, amended or repealed by the Board or stockholders.  The Company’s By-Laws provide that by-laws adopted or amended by stockholders that fix a greater quorum or voting requirement for the Board may not be altered or repealed by the Board unless otherwise provided for by the by-law.  Also, any increase of the quorum or voting requirements by the Board must be approved by the greater of the proposed quorum or voting requirement or the quorum or voting requirement in effect at the time of proposal.

Delaware.  The DGCL provides that an amendment to the certificate of incorporation requires the adoption and approval of the board of directors and affirmative vote of a majority of the outstanding stock entitled to vote thereon.  If the rights of a class of stockholders are affected by the amendment, the holders of the outstanding shares of such class shall be entitled to vote whether or not entitled to vote thereon under the certificate of incorporation.  The DGCL provides that whenever the certificate of incorporation requires a vote for action by the board of directors or stockholders of greater number or proportion than Delaware law, an amendment altering such provision requires such greater vote.  The DGCL further provides that the power to amend or repeal the by-laws shall be in the stockholders entitled to vote, unless the certificate of incorporation confers the power upon directors.

The Delaware Certificate of Incorporation does not require a greater number or proportion than Delaware law with respect to a vote for action by the board of directors or stockholders.  The Delaware Certificate of Incorporation confers the power to make, alter, or repeal the Delaware By-Laws, and to adopt any new by-law, on the Board of Directors.

Actions by Stockholders Without a Meeting

Nevada.  The NRS provide that, unless the articles of incorporation or by-laws provide otherwise, actions required or permitted to be taken at annual or special meetings of the corporation’s stockholders can be taken without a meeting if the holders of the majority of shares entitled to vote upon the action consent in writing to such corporate action being taken.  Where such corporate action requires an affirmative vote of a different percentage of the voting power, however, holders of such percentage shall be required to consent to the corporate action in writing.  Neither the Company’s Articles of Incorporation nor the Company’s By-Laws alter this provision.

Delaware.  Under the DGCL, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at annual or special meetings of the stockholders may be taken without a meeting, prior notice or vote, if a consent setting forth the action is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Neither the Delaware Certificate of Incorporation nor the Delaware By-Laws alter this provision.

Actions by Directors Without a Meeting

Nevada.  The NRS provide that, generally, unless the articles of incorporation or by-laws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors can be taken by written action if signed by all of the directors.  Neither the Company’s Articles of Incorporation nor the By-Laws alter this provision.

Delaware.  The DGCL provides that, unless otherwise restricted by the certificate of incorporation or by-laws, any action required or permitted to be taken at any meeting of the board of directors may be taken without a meeting if all members of the board consent to the action in writing.  Neither the Delaware Certificate of Incorporation nor the Delaware By-Laws alter this provision.

Mergers, Share Exchanges and Sales of Assets

Nevada.  Under the NRS, a plan of merger, exchange or conversion must be approved by the board of directors and subsequently authorized by an affirmative vote of stockholders holding a majority of the voting power of the stockholders.  In addition, under the NRS, unless the articles of incorporation or board resolutions establishing the class or series of stock provide otherwise, or the board resolutions adopting the plan of exchange require a greater vote, a plan of exchange must be approved by a majority of the voting power of each class and series to be exchanged in the transaction.

Under the NRS, stockholder approval is not required for a merger if (i) the articles of incorporation of the surviving corporation will not differ from its articles of incorporation before the merger, (ii) each stockholder before the transaction will continue to hold the same number of shares, with identical rights, after the merger, and (iii) the number of voting (or participating) shares outstanding immediately after the merger, plus the number of voting (or participating) shares issuable as a result of the merger, either by the conversion of securities or exercise of rights or warrants issued in the transaction, will not exceed by more than 20 percent the number of voting (or participating) shares outstanding immediately before the transaction.

Delaware.  Under the DGCL, unless the certificate of incorporation provides otherwise, a merger, sale of all, or substantially all, of a corporation’s assets, or consolidation must be approved by the board of directors and subsequently authorized by an affirmative vote of stockholders holding a majority of the outstanding stock entitled to vote.  Also under the DGCL, unless the certificate of designation establishing the class or series of stock provides otherwise, a merger, sale of all, or substantially all, of a corporation’s assets, or consolidation does not require the vote of any individual series or class of stock.

Notwithstanding the foregoing, stockholder approval is not required for a merger if (i) the certificate of incorporation will not be amended in the transaction, (ii) each stockholder before the transaction will continue to hold the same number of shares with identical rights after the transaction, and (iii) the number of shares of common stock to be issued in connection with the merger does not exceed by more than 20 percent the shares of common stock existing immediately prior to the merger.

Interested Director Transactions

Under both the NRS and DGCL, contracts or transactions with a company in which one or more of the company’s directors has an interest are generally not void or voidable solely because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Delaware and Nevada law.  To authorize or ratify the transaction, under both Nevada and Delaware law (i) either the stockholders or the board of directors must authorize or approve any such contract or transaction in good faith after full disclosure of the material facts, or (ii) the contract or transaction must have been fair as to the corporation at the time so authorized or approved.  In addition, if board approval is sought, the contract or transaction must be approved by a majority vote of the disinterested directors (though less than a majority of a quorum), except that interested directors may be counted for purposes of establishing a quorum.

Dissolution

Nevada.  Under the NRS, if the board of directors initially approves a dissolution proposal, the stockholders that are entitled to vote on dissolution must then approve the proposal.  Neither the Company’s Articles of Incorporation nor the Company’s By-Laws alter this provision.

Delaware.  Under the DGCL, if a majority of the whole board of directors initially approves a dissolution proposal, the proposal must be approved by a majority of the outstanding stock of the corporation entitled to vote thereon.  Dissolution of a corporation may also be authorized without director action if all the stockholders entitled to vote thereon consent in writing.  Neither the Delaware Certificate of Incorporation nor the Delaware By-Laws alter this provision.

DISSENTERS’ RIGHTS

Holders of Common Stock, Series C Stock, Series D Stock and Series E Stock that follow the appropriate procedures are entitled to dissent from the Reincorporation and receive payment of the fair value of their shares under Sections 92A.300 – 92A.500 of the NRS.

The following discussion summarizes the material applicable provisions of the Nevada dissenters’ rights statutes.  You are urged to read the full text of the Nevada dissenters’ rights statute, which is reprinted in its entirety and attached as Exhibit G to this document.  A person having a beneficial interest in shares of Common Stock, Series C Stock, Series D Stock or Series E Stock that are held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner if such person wishes to perfect any dissenters’ rights such person may have.

This discussion and Exhibit G should be reviewed carefully by you if you wish to exercise statutory dissenters’ rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenters’ rights statutes may result in a termination or waiver of such rights.

No later than 10 days after the Effective Time, the Surviving Corporation will send a dissenter’s notice to all stockholders entitled to assert dissenters’ rights.  Such notice will (i) state where demand for payment must be sent and when and where the share certificates for dissenting shares must be deposited, (ii) inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received, (iii) supply a form for demanding payment, (iv) set a date by which the Surviving Corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and (v) be accompanied by a copy of the Nevada dissenters’ rights statutes.

If you then elect to dissent, you must file with a written notice of dissent with us in which you state that you intend to demand payment for your shares of Common Stock, Series C Stock, Series D Stock or Series E Stock and certify that you are the beneficial owner of such shares, and you must deposit your share certificates in accordance with the dissenter’s notice.  Such written notice must be delivered prior to the deadline set forth in the dissenter’s notice.  If you fail to comply with these requirements, you will not be entitled to dissenters’ rights.

Within 30 days of the Reincorporation and the receipt of demand for the fair value of the dissenters’ shares, the Surviving Corporation will pay each dissenter who complied with the required procedures the amount it estimates to be the fair value of the dissenters’ shares, plus accrued interest.  Additionally, the Surviving Corporation will mail to each dissenting stockholder, among other things, a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters’ right to demand payment of fair value under the NRS, and a copy of the relevant provisions of the Nevada dissenters’ rights statutes.

The “fair value” of the shares as used in the Nevada dissenters’ rights statute is the value of the shares immediately before the effectuation of the Reincorporation, excluding an appreciation or depreciation in anticipation of the Reincorporation unless exclusion would be inequitable.

A dissenting stockholder, within 30 days following receipt of payment for the shares, may send us a notice containing such dissenting stockholder’s own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to our payment of fair value to such stockholder.

If a demand for payment remains unsettled, the Surviving Corporation will petition the court to determine fair value and accrued interest.  If the Surviving Corporation fails to commence an action within 60 days following the receipt of the stockholder’s demand, the Surviving Corporation will pay to the stockholder the amount demanded by the stockholder in the stockholder’s notice containing the stockholder’s estimate of fair value and accrued interest.

All dissenting stockholders, whether residents of Nevada or not, must be made parties to the action and the court will render judgment for the fair value of their shares.  Each party must be served with the petition.  The judgment shall include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid.  If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder.  Otherwise the costs and expenses of bringing the action will be determined by the court.  In addition, reasonable fees and expenses of counsel and experts may be assessed against us if the court finds that it did not substantially comply with the requirements of the Nevada dissenters’ rights statutes or that it acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under the NRS.

If you wish to seek dissenters’ rights, you are urged to review the applicable Nevada statutes attached to this Information Statement as Exhibit G.

FEDERAL INCOME TAX CONSEQUENCES OF REINCORPORATION

The Reincorporation will constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and no gain or loss will be recognized to holders of securities of the Company as a result of the Reincorporation.  Each stockholder of the Company will retain the same tax basis in his or her capital stock of the Surviving Corporation as he or she had in the corresponding shares of the Company’s capital stock held by him or her immediately prior to the Effective Time, and his or her holding period for stock of the Surviving Corporation will include the period during which he or she held the corresponding stock of the Company, provided that such corresponding stock was held by him or her as a capital asset at the Effective Time.

Stockholders should consult their own tax advisors as to the effect of the reincorporation under federal, state, local or foreign income tax laws.

The Company will not recognize gain, loss or income for federal income tax purposes as a result of the reincorporation.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases, which represent the Company’s expectations or beliefs, including but not limited to, statements concerning the Company’s operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond the Company’s control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of the Company’s filings with the SEC.

INCORPORATION OF FINANCIAL INFORMATION

The Company’s financial information, financial statements and Management’s Discussion and Analysis are incorporated by reference to the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2008.  You may request a copy of this filing at no cost by writing or telephoning us at the following address:

HEALTH SYSTEMS SOLUTIONS, INC.
42 West 39th Street, 6th Floor
New York, NY 10018
(212) 798-9400

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders.  The Company will undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered.  You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 42 West 39th Street, 6th Floor, New York, NY 10018, Attn: Corporate Secretary or (b) by calling the Company at (212) 798-9400.  If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters.  Reports and other information filed with the SEC by the Company can be inspected and copies at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  The Company’s SEC filings are also available to the public from the SEC’s website, http://www.sec.gov.

INDEX OF EXHIBITS

Exhibit A:    Agreement and Plan of Merger

Exhibit B:    Amended and Restated Certificate of Incorporation of Health Systems Solutions, Inc.

Exhibit C:    Health Systems Solutions, Inc. Certificate of Designation of Series C $2.00 Convertible Preferred Stock

Exhibit D:    Health Systems Solutions, Inc. Certificate of Designation of Series D $2.00 Convertible Preferred Stock

Exhibit E:    Health Systems Solutions, Inc. Certificate of Designation of Series E Convertible Preferred Stock

Exhibit F:    By-Laws of Health Systems Solutions, Inc.

Exhibit G:    Nevada Revised Statutes Concerning Dissenter’s Rights

Exhibit A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of December 2, 2008, by and between Health Systems Solutions, Inc., a Delaware corporation (“HSS-Delaware”), and Health Systems Solutions, Inc., a Nevada corporation (“HSS-Nevada”).

W I T N E S S E T H:

WHEREAS, HSS-Delaware is a corporation duly organized and in good standing under the laws of the State of Delaware;

WHEREAS, HSS-Nevada is a corporation duly organized and in good standing under the laws of the State of Nevada; and

WHEREAS, the Board of Directors and the holder of a majority of the outstanding shares of voting capital stock of HSS-Nevada have determined that it is advisable and in the best interests of HSS-Nevada that it merge with and into HSS-Delaware upon the terms and subject to the conditions herein provided, and have approved this Agreement.

WHEREAS, the Board of Directors and sole stockholder of HSS-Delaware have determined that it is advisable and in the best interests of HSS-Delaware that HSS-Nevada merge with and into it upon the terms and subject to the conditions herein provided, and have approved this Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that HSS-Nevada shall be merged with and into HSS-Delaware on the terms and conditions hereinafter set forth.

ARTICLE  I

THE MERGER

SECTION 1.01. The Merger.

(a) Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined below), HSS-Nevada shall be merged with and into HSS-Delaware (the “Merger”), the separate existence of HSS-Nevada shall cease and HSS-Delaware shall be the corporation surviving the Merger (hereinafter referred to as the “Surviving Corporation”), which shall continue to exist under, and be governed by, the laws of the State of Delaware.  The Merger shall have the effects specified in the General Corporation Law of the State of Delaware (the “DGCL”), the Nevada Revised Statutes (the “NRS”) and this Agreement.

(b) The Merger shall become effective on the date and time specified in a Certificate of Merger in substantially the form attached hereto as Exhibit A to be filed with the Secretary of State of the State of Delaware (the “Certificate of Merger”) and Articles of Merger in substantially the form attached hereto as Exhibit B to be filed with the Secretary of State of the State of Nevada (the “Articles of Merger”), which shall be the later of (i) 12:01 a.m. Eastern Standard Time on January 1, 2009, (ii) the date of filing of the Certificate of Merger and Articles of Merger, or (iii) the date and time determined by the Chief Executive Officers of HSS-Nevada and HSS-Delaware (the “Effective Time”).

SECTION 1.02. Effect of Merger on Capital Stock.

(a) At the Effective Time, (i) each share of common stock, $0.001 par value per share, of HSS-Nevada outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock, $0.001 par value per share, of the Surviving Corporation; (ii) each share of Series C Convertible Preferred Stock, $0.001 par value per share, of HSS-Nevada outstanding immediately prior to the Effective Time shall be converted into and become one share of Series C Convertible Preferred Stock, $0.001 par value per share, of the Surviving Corporation; (iii) each share of Series D Convertible Preferred Stock, $0.001 par value per share, of HSS-Nevada outstanding immediately prior to the Effective Time shall be converted into and become one share of Series D Convertible Preferred Stock, $0.001 par value per share, of the Surviving Corporation; and (iv) each share of Series E Convertible Preferred Stock, $0.001 par value per share, of HSS-Nevada outstanding immediately prior to the Effective Time shall be converted into and become one share of Series E Convertible Preferred Stock, $0.001 par value per share, of the Surviving Corporation.

(b) At the Effective Time, each option, warrant or other security of HSS-Nevada issued and outstanding immediately prior to the Effective Time shall be converted into and shall be an identical security of the Surviving Corporation and shares of common stock of the Surviving Corporation shall be reserved for purposes of the exercise of such options, warrants or other securities for each share of common stock of HSS-Nevada so reserved prior to the Effective Time.

(c) At the Effective Time, each issued and outstanding share of stock of HSS-Delaware owned by HSS-Nevada shall be canceled, without the payment of consideration therefore.

(d) At and after the Effective Time, all of the outstanding certificates or other documents that immediately prior thereto evidenced ownership of securities of HSS-Nevada shall be deemed for all purposes to evidence ownership of and to represent the securities of HSS-Delaware into which such securities of HSS-Nevada have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent.  The registered owner of any such outstanding certificate or other document evidencing ownership of securities of HSS-Nevada shall, until such certificate or other document shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the securities evidenced by such certificate or other document, as above provided.

SECTION 1.03. Employee Benefit and Compensation Plans.  At the Effective Time, each employee benefit plan, incentive compensation plan and other similar plans to which HSS-Nevada is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation.  To the extent any employee benefit plan, incentive compensation plan or other similar plan of HSS-Nevada provides for the issuance or purchase of, or otherwise relates to, securities of HSS-Nevada, after the Effective Time such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the securities of HSS-Delaware into which such securities of HSS-Nevada have been converted as herein provided.

ARTICLE  II

THE SURVIVING CORPORATION

SECTION 2.01. Name.  From and after the Effective Time, the name of the Surviving Corporation shall be Health Systems Solutions, Inc.

SECTION 2.02. Certificate of Incorporation; By-Laws.  At the Effective Time, the Certificate of Incorporation and By-Laws of HSS-Delaware, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and By-Laws of the Surviving Corporation.

SECTION 2.03. Directors; Officers.  From and after the Effective Time, the directors of HSS-Nevada immediately prior to the Effective Time shall be the directors of the Surviving Corporation.  From and after the Effective Time, the officers of HSS-Nevada immediately prior to the Effective Time shall be the officers of the Surviving Corporation.  These directors and officers shall hold office in accordance with the Certificate of Incorporation and By-Laws of the Surviving Corporation and the DGCL.

ARTICLE  III

TRANSFER AND CONVEYANCE OF ASSETS
AND ASSUMPTION OF LIABILITIES

SECTION 3.01. Transfer, Conveyance and Assumption.  Without limiting the generality of the foregoing, at the Effective Time, (i) the Surviving Corporation shall, without further transfer, succeed to and possess all of the rights, privileges, franchises, immunities and powers of HSS-Nevada; (ii) all of the assets and property of whatever kind and character of HSS-Nevada shall vest in the Surviving Corporation without further act or deed; and (iii) the Surviving Corporation, shall, without further act or deed, assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of HSS-Nevada, including, without limitation, all outstanding indebtedness of HSS-Nevada.

SECTION 3.02. Further Assurances.  From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of HSS-Nevada such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation all such further and other actions, as shall be appropriate or necessary in order to vest, perfect or confirm in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers and authority of HSS-Nevada, and otherwise to carry out the purposes of this Agreement.  The directors and officers of the Surviving Corporation are fully authorized, on behalf of the Surviving Corporation and HSS-Nevada, to take any and all such actions and to execute and deliver any and all such deeds, documents and other instruments.

ARTICLE  IV

TERMINATION, AMENDMENTS AND WAIVERS

SECTION 4.01. Termination.  This Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time if the Board of Directors of HSS-Nevada determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of HSS-Nevada and its shareholders.  In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either HSS-Nevada or HSS-Delaware, or any of their respective shareholders, directors or officers.

SECTION 4.02. Amendments; Waivers.

(a) Any provision of this Agreement may, subject to applicable law, be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed by HSS-Nevada and HSS-Delaware, provided that an amendment shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any securities of HSS-Nevada to be effected by the Merger; (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation; or (iii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any securities of HSS-Nevada.

(b) No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

ARTICLE  V

MISCELLANEOUS

SECTION 5.01. Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

SECTION 5.02. Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to principles of conflicts of law.

SECTION 5.03. Consent to Jurisdiction.  Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of any New York state court, or the United States District Court, Southern District of New York, in each case sitting in the County of New York over any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby and each of the parties hereto hereby irrevocably agrees that all claims in respect of such action or proceeding shall be heard and determined in such New York state or Federal court.

SECTION 5.04. Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be considered to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received the counterpart hereof signed by the other party hereto.

[Signature Page Follows]

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 2nd  day of December, 2008.

HEALTH SYSTEMS SOLUTIONS, INC. a Nevada corporation

By:	/s/ Michael G. Levine
	Name:	Michael G. Levine
	Title:	Chief Financial Officer

HEALTH SYSTEMS SOLUTIONS, INC. a Delaware corporation

By:	/s/ Michael G. Levine
	Name:	Michael G. Levine
	Title:	Chief Executive Officer

Exhibit B

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

HEALTH SYSTEMS SOLUTIONS, INC.
______________________________________________________

HEALTH SYSTEMS SOLUTIONS, INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.	The name of the Corporation is Health Systems Solutions, Inc.

2.	The date of the filing of the Corporation’s original Certificate of Incorporation with the Secretary of State was November 14, 2008.

3.	The Corporation has not received any payment for any of its stock.

4.
This Amended and Restated Certificate of Incorporation has been duly adopted by the Board of Directors of the Corporation in accordance with Sections 241 and 245 of the General Corporation Law of the State of Delaware and the Board of Directors has resolved that the Certificate of Incorporation of the Corporation be deleted and replaced in its entirety with this Amended and Restated Certificate of Incorporation.

5.	The text of the Corporation’s Amended and Restated Certificate of Incorporation is set forth in full on Exhibit A attached hereto.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed on this 26th day of November, 2008.

HEALTH SYSTEMS SOLUTIONS, INC.

By:	/s/ Michael G. Levine
	Name:	Michael G. Levine
	Title:	Chief Executive Officer

Exhibit A

FIRST: The name of this Corporation is Health Systems Solutions, Inc. (the “Corporation”).

SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 160 Greentree Drive, Suite 101, Dover, Delaware 19904, County of Kent; and the name of the registered agent of the Corporation in the State of Delaware at such address is National Registered Agents, Inc.

THIRD: The nature of the business and of the purposes to be conducted and promoted by the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:  (a)  Classes and Number of Shares.  The aggregate number of shares of stock that the Corporation shall have authority to issue is one hundred sixty five million (165,000,000).  The Classes and aggregate number of shares of each class which the Corporation shall have authority to issue are as follows:

1.           One hundred fifty million (150,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”); and

2.           Fifteen million (15,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”); and

(b)  Preferred Stock; Blank Check Powers.  The Corporation may issue any shares of Preferred Stock, in one or more series, and fix for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series and as may be permitted by the General Corporation Law of the State of Delaware.  Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or junior to the Preferred Stock of any other series to the extent permitted by law.

FIFTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

SIXTH: The power to make, alter, or repeal the By-Laws, and to adopt any new By-Law, shall be vested in the Board of Directors.  Notwithstanding the forgoing, such power shall not divest or limit the power of the stockholders of the Corporation to adopt, amend or repeal the By-Laws of the Corporation.

SEVENTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as same may be amended and supplemented. Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

EIGHTH: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section.  The Corporation shall advance expenses to the fullest extent permitted by said section.  Such right to indemnification and advancement of expenses shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.  The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

Exhibit C

HEALTH SYSTEMS SOLUTIONS, INC.

CERTIFICATE OF DESIGNATION

OF

SERIES C $2.00 CONVERTIBLE PREFERRED STOCK

HEALTH SYSTEMS SOLUTIONS, INC., a Delaware corporation (the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designation and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation (the “Board”) by the Certificate of Incorporation of the Corporation, as amended to date (the “Certificate of Incorporation”), which authorizes the issuance of 15,000,000 shares of preferred stock, $0.001 par value per share, in one or more series, the Board duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

RESOLVED, that, pursuant to Article Fourth of the Certificate of Incorporation, the Board hereby authorizes the issuance of, and fixes the designation and preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions, of a series of preferred stock of the Corporation consisting of 4,625,000 shares, par value $0.001 per share, to be designated “Series C $2.00 Convertible Preferred Stock” (hereinafter, the “Series C Preferred Stock”); and it is further

RESOLVED, that each share of Series C Preferred Stock shall rank equally in all respects and shall be subject to the following terms and provisions:

1. Designation. The series of preferred stock shall be designated and known as “Series C $2.00 Convertible Preferred Stock”.  The number of shares constituting the Series C Preferred Stock shall be 4,625,000. Each share of the Series C Preferred Stock shall have a stated value equal to $2.00 (the “Stated Value”).

2. Conversion Rights. The Series C Preferred Stock shall be convertible into the common stock, $0.001 par value, of the Corporation (“Common Stock”) as follows:

(a) Optional Conversion. Subject to and upon compliance with the provisions of this Section 2, a holder of any shares of the Series C Preferred Stock (a “Holder”) shall have the right, at such Holder’s option at any time, to convert any of such shares of the Series C Preferred Stock held by the Holder into fully paid and non-assessable shares of the Common Stock at the then Conversion Rate (as defined herein).

(b) Automatic Conversion. Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate upon the earlier of (i) the date specified by vote or written consent or agreement of holders of at least two-thirds of the then outstanding shares of the Series C Preferred Stock, or (ii) upon the closing of a Qualified Public Offering. As used herein, a “Qualified Public Offering” shall be the commitment, underwritten public offering of the Corporation’s Common Stock registered under the Securities Act of 1933, as amended (the “Securities Act”), at a public offering price (prior to underwriters’ discounts and expenses) equal to or exceeding $3.00 per share of Common Stock (as adjusted for any stock dividends, combinations or split with respect to such shares), which generates aggregate net proceeds to the Corporation (after deduction for underwriters’ discounts and expenses relating to the issuance, including without limitation fees of the Corporation’s counsel) equal to or exceeding $15,000,000.

(c) Conversion Rate. Each share of the Series C Preferred Stock is convertible into the number of shares of the Common Stock as shall be calculated by dividing the Stated Value by $2.00 (the “Conversion Price”; the conversion rate so calculated, the “Conversion Rate”), subject to adjustments as set forth in Section 2(e) hereof.

(d) Mechanics of Conversion.

(i) The Holder may exercise the conversion right specified in Section 2(a) by giving written notice to the Corporation at any time, that the Holder elects to convert a stated number of shares of the Series C Preferred Stock into a stated number of shares of Common Stock, and by surrendering the certificate or certificates representing the Series C Preferred Stock to be converted, duly endorsed to the Corporation or in blank, to the Corporation at its principal office (or at such other office as the Corporation may designate by written notice, postage prepaid, to all Holders) at any time during its usual business hours, together with a statement of the name or names (with addresses) of the person or persons in whose name the certificate or certificates for Common Stock shall be issued. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series C Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(ii) If the conversion is in connection with the closing of a Qualified Public Offering, the conversion may, at the option of any holder tendering shares of Series C Preferred Stock for conversion, be conditioned upon the closing of the Qualified Public Offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series C Preferred Stock shall not be deemed to have converted such Series C Preferred Stock until immediately prior to the closing of the Qualified Public Offering.

(e) Conversion Rate Adjustments. The Conversion Price shall be subject to adjustment from time to time as follows:

(i) Consolidation, Merger, Sale, Lease or Conveyance. In case of any consolidation or merger of the Corporation with or into another corporation, or in case of any sale, lease or conveyance to another corporation of all or substantially all the assets of the Corporation, each share of the Series C Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of the Series C Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder of the shares of the Series C Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock of other securities or property thereafter deliverable on the conversion of the shares of the Series C Preferred Stock.

(ii) Stock Dividends, Subdivisions, Reclassification, or Combinations. If the Corporation shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares; the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the Holder of any shares of the Series C Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that he would have owned or been entitled to receive had such Series C Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

(iii) Issuances of Securities. If at any time on or before January 15, 2008 the Corporation shall (i) sell or otherwise issue shares of the Common Stock at a purchase price per share less than the Conversion Price in effect immediately prior to such issuance, or (ii) sell or otherwise issue the Corporation’s securities which are convertible into or exercisable for shares of the Corporation’s Common Stock at a conversion or exercise price per share less than the Conversion Price in effect immediately prior to such issuance, then immediately upon such issuance or sale, the Conversion Price shall be adjusted to a price equal to the purchase price of the shares of Common Stock or the conversion or exercise price per share of the Corporation’s securities sold or issued. If at any time after January 15, 2008, the Corporation shall (i) sell or otherwise issue shares of the Common Stock at a purchase price per share less than the Conversion Price in effect immediately prior to such issuance, or (ii) sell or otherwise issue the Corporation’s securities which are convertible into or exercisable for shares of the Corporation’s Common Stock at a conversion or exercise price per share less than the Conversion Price in effect immediately prior to such issuance, then immediately upon such issuance or sale, the Conversion Price shall be adjusted to a price determined by multiplying the Conversion Price immediately prior to such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus the number of shares of the Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of the additional shares to be issued at such issuance or sale.

(iv) Excluded Transactions. No adjustment to the Conversion Price shall be required under this Section 2(e) in the event of the issuance of shares of Common Stock by the Corporation upon the conversion or exercise of or pursuant to any outstanding stock options or stock option plan now existing or hereafter approved by the Holders which stock options have an exercise or conversion price per share of less than the Conversion Price.

(v) Reservation, Validity of Common Stock. The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock for the purpose of effecting conversion of the Series C Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding Series C Preferred Stock not therefore converted. Before taking any action which would cause an adjustment in the Conversion Rate such that Common Stock issuable upon the conversion of Series C Preferred Stock would be issued in excess of the authorized Common Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully-paid and non assessable shares of Common Stock at such adjusted Conversion Rate. Such action my include, but it is not limited to, amending the Corporation’s articles of incorporation to increase the number of authorized Common Stock.

(f) Approvals. If any shares of the Common Stock to be reserved for the purpose of conversion of shares of the Series C Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the shares of the Series C Preferred Stock are then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

(g) Valid Issuance. All shares of Common Stock that may be issued upon conversion of shares of the Series C Preferred Stock will upon issuance be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action that will cause a contrary result.

3. Liquidation.

(a) Liquidation Preference. In the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Holders of the Series C Preferred Stock shall be entitled to receive, prior and before any distribution of assets shall be made to the holders of any Common Stock, an amount equal to the Stated Value per share of Series C Preferred Stock held by such Holder (the “Liquidation Pay Out”). After payment of the Liquidation Pay Out to each Holder and the payment of the respective liquidation preferences of the other preferred stock of the Corporation, if any, pursuant to the Corporation’s Articles of Incorporation, as amended, each such Holder shall be entitled to share with the holders of the Common Stock, the remaining assets of the Corporation available for distribution to the Corporation’s stockholders in proportion to the shares of Common Stock then held by the holders of the Common Stock and the shares of Common Stock which the holders then have the right to acquire upon conversion of the Series C Preferred Stock.

(b) Ratable Distribution. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation to be distributed among the Holders shall be insufficient to permit payment in full to the Holders of such Series C Preferred Stock, then all remaining net assets of the Corporation after the provision for the payment of the Corporation’s debts shall be distributed ratably in proportion to the full amounts to which they would otherwise be entitled to receive among the Holders.

(c) Merger, Reorganization or Sale of Assets. For purposes of this Section 3, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary (other than a mere reincorporation transaction) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series C Preferred Stock to receive at the closing in cash, securities or other property amounts as specified in Section 3(a) above. Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board.

4. Voting Rights. Except as otherwise required under Delaware law, the Holders of the Series C Preferred Stock shall be entitled to vote at any meeting of stockholders of the Corporation (or any written actions of stockholders in lieu of meetings) with respect to any matters presented to the stockholders of the Corporation for their action or consideration. For the purposes of such stockholder votes, each share of Series C Preferred Stock shall be entitled to one vote for each share of Common Stock such share of Series C Preferred Stock would be convertible into at the record date set for such voting. Notwithstanding the foregoing, so long as any shares of Series C Preferred Stock remain outstanding, the Corporation shall not, without first obtaining the approval of the holders of at least a majority of the then outstanding shares of Series C Preferred Stock (i) alter or change the rights, preferences or privileges of the Series C Preferred Stock as outlined herein, or (ii) create any new class of series of capital stock having a preference over the Series C Preferred Stock as to the payment of dividends or the distribution of assets upon the occurrence of a Liquidation Event (“Senior Securities”), or (iii) alter or change the rights, preferences or privileges of any Senior Securities so as to adversely affect the Series C Preferred Stock.

5. Dividends. The Holders of the Series C Preferred Stock shall not be entitled to receive dividends.

6. No Preemptive Rights. No Holders of the Series C Preferred Stock, whether now or hereafter authorized, shall, as such Holder, have any preemptive right whatsoever to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation nor of any security convertible into, nor of any warrant, option or right to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation, whether now or hereafter authorized.

7. Exclusion of Other Rights. Except as may otherwise be required by law, the shares of the Series C Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation’s Articles of Incorporation, as amended.

8. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

9. Severability of Provisions. If any right, preference or limitation of the Series C Preferred Stock set forth in this certificate of designation (“Certificate”) (as such Certificate may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

10. Status of Reacquired Shares. No shares of the Series C Preferred Stock which have been issued and reacquired in any manner or converted into Common Stock may be reissued, and all such shares shall be returned to the status of undesignated shares of preferred stock of the Corporation.

[Signature Page Follows]

[Signature Page to Certificate of Designation of Series C Convertible Preferred Stock]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation as of this 26th day of November, 2008.

HEALTH SYSTEMS SOLUTIONS, INC.

By:	/s/ Michael G. Levine
	Name:	Michael G. Levine
	Title:	Chief Executive Officer

Exhibit D

HEALTH SYSTEMS SOLUTIONS, INC.

CERTIFICATE OF DESIGNATION

OF

SERIES D $2.00 CONVERTIBLE PREFERRED STOCK

HEALTH SYSTEMS SOLUTIONS, INC., a Delaware corporation (the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designation and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation (the “Board”) by the Certificate of Incorporation of the Corporation, as amended to date (the “Certificate of Incorporation”), which authorizes the issuance of 15,000,000 shares of preferred stock, $0.001 par value per share, in one or more series, the Board duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

RESOLVED, that, pursuant to Article Fourth of the Certificate of Incorporation, the Board hereby authorizes the issuance of, and fixes the designation and preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions, of a series of preferred stock of the Corporation consisting of 4,000,000 shares, par value $0.001 per share, to be designated “Series D $2.00 Convertible Preferred Stock” (hereinafter, the “Series D Preferred Stock”); and it is further

RESOLVED, that each share of Series D Preferred Stock shall rank equally in all respects and shall be subject to the following terms and provisions:

1. Designation.  The series of preferred stock shall be designated and known as “Series D $2.00 Convertible Preferred Stock”.  The number of shares constituting the Series D Preferred Stock shall be 4,000,000.  Each share of the Series D Preferred Stock shall have a stated value equal to $2.00 (the “Stated Value”).

2. Conversion Rights. The Series D Preferred Stock shall be convertible into the common stock, $0.001 par value, of the Corporation (“Common Stock”) as follows:

(a) Optional Conversion.  Subject to and upon compliance with the provisions of this Section 2, a holder of any shares of the Series D Preferred Stock (a “Holder”) shall have the right, at such Holder’s option at any time, to convert any of such shares of the Series D Preferred Stock held by the Holder into fully paid and non-assessable shares of the Common Stock at the then Conversion Rate (as defined herein).

(b) Automatic Conversion.  Each share of Series D Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate upon the earlier of (i) the date specified by vote or written consent or agreement of holders of at least two-thirds of the then outstanding shares of the Series D Preferred Stock, or (ii) upon the closing of a Qualified Public Offering.  As used herein, a “Qualified Public Offering” shall be the commitment, underwritten public offering of the Corporation’s Common Stock registered under the Securities Act of 1933, as amended (the “Securities Act”), at a public offering price (prior to underwriters’ discounts and expenses) equal to or exceeding $3.00 per share of Common Stock (as adjusted for any stock dividends, combinations or split with respect to such shares), which generates aggregate net proceeds to the Corporation (after deduction for underwriters’ discounts and expenses relating to the issuance, including without limitation fees of the Corporation’s counsel) equal to or exceeding $15,000,000.

(c) Conversion Rate.  Each share of the Series D Preferred Stock is convertible into the number of shares of the Common Stock as shall be calculated by dividing the Stated Value by $4.00 (the “Conversion Price”; the conversion rate so calculated, the “Conversion Rate”), subject to adjustments as set forth in Section 2(e) hereof.

(d) Mechanics of Conversion.

(i) The Holder may exercise the conversion right specified in Section 2(a) by giving written notice to the Corporation at any time, that the Holder elects to convert a stated number of shares of the Series D Preferred Stock into a stated number of shares of Common Stock, and by surrendering the certificate or certificates representing the Series D Preferred Stock to be converted, duly endorsed to the Corporation or in blank, to the Corporation at its principal office (or at such other office as the Corporation may designate by written notice, postage prepaid, to all Holders) at any time during its usual business hours, together with a statement of the name or names (with addresses) of the person or persons in whose name the certificate or certificates for Common Stock shall be issued.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series D Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(ii) If the conversion is in connection with the closing of a Qualified Public Offering, the conversion may, at the option of any holder tendering shares of Series D Preferred Stock for conversion, be conditioned upon the closing of the Qualified Public Offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series D Preferred Stock shall not be deemed to have converted such Series D Preferred Stock until immediately prior to the closing of the Qualified Public Offering.

(e) Conversion Rate Adjustments.  The Conversion Price shall be subject to adjustment from time to time as follows:

(i) Consolidation, Merger, Sale, Lease or Conveyance.  In case of any consolidation or merger of the Corporation with or into another corporation, or in case of any sale, lease or conveyance to another corporation of all or substantially all the assets of the Corporation, each share of the Series D Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of the Series D

Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder of the shares of the Series D Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock of other securities or property thereafter deliverable on the conversion of the shares of the Series D Preferred Stock.

(ii) Stock Dividends, Subdivisions, Reclassification, or Combinations.  If the Corporation shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares; the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the Holder of any shares of the Series D Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that he would have owned or been entitled to receive had such Series D Preferred Stock been converted immediately prior to such date.  Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

(iii) Issuances of Securities.  If at any time on or before January 15, 2008 the Corporation shall (i) sell or otherwise issue shares of the Common Stock at a purchase price per share less than the Conversion Price in effect immediately prior to such issuance, or (ii) sell or otherwise issue the Corporation’s securities which are convertible into or exercisable for shares of the Corporation’s Common Stock at a conversion or exercise price per share less than the Conversion Price in effect immediately prior to such issuance, then immediately upon such issuance or sale, the Conversion Price shall be adjusted to a price equal to the purchase price of the shares of Common Stock or the conversion or exercise price per share of the Corporation’s securities sold or issued.  If at any time after January 15, 2008, the Corporation shall (i) sell or otherwise issue shares of the Common Stock at a purchase price per share less than the Conversion Price in effect immediately prior to such issuance, or (ii) sell or otherwise issue the Corporation’s securities which are convertible into or exercisable for shares of the Corporation’s Common Stock at a conversion or exercise price per share less than the Conversion Price in effect immediately prior to such issuance, then immediately upon such issuance or sale, the Conversion Price shall be adjusted to a price determined by multiplying the Conversion Price immediately prior to such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus the number of shares of the Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of the additional shares to be issued at such issuance or sale.

(iv) Excluded Transactions. No adjustment to the Conversion Price shall be required under this Section 2(e) in the event of the issuance of shares of Common Stock by the Corporation upon the conversion or exercise of or pursuant to any outstanding stock options or stock option plan now existing or hereafter approved by the Holders which stock options have an exercise or conversion price per share of less than the Conversion Price.

(v) Reservation, Validity of Common Stock.  The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock for the purpose of effecting conversion of the Series D Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding Series D Preferred Stock not therefore converted.  Before taking any action which would cause an adjustment in the Conversion Rate such that Common Stock issuable upon the conversion of Series D Preferred Stock would be issued in excess of the authorized Common Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully-paid and non assessable shares of Common Stock at such adjusted Conversion Rate.  Such action my include, but it is not limited to, amending the Corporation’s articles of incorporation to increase the number of authorized Common Stock.

(f) Approvals.  If any shares of the Common Stock to be reserved for the purpose of conversion of shares of the Series D Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the shares of the Series D Preferred Stock are then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

(g) Valid Issuance.  All shares of Common Stock that may be issued upon conversion of shares of the Series D Preferred Stock will upon issuance be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action that will cause a contrary result.

3. Liquidation.

(a) Liquidation Preference. In the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Holders of the Series D Preferred Stock shall be entitled to receive, prior and before any distribution of assets shall be made to the holders of any other classes or series of capital stock or other securities of the Corporation, an amount equal to $4.00 per share of Series D Preferred Stock held by such Holder (the “Liquidation Pay Out”).  After payment of the Liquidation Pay Out to each Holder and the payment of the respective liquidation preferences of the other preferred stock of the Corporation, if any, pursuant to the Corporation’s Articles of Incorporation, as amended, each such Holder shall be entitled to share with the holders of the Common Stock, the remaining assets of the Corporation available for distribution to the Corporation’s stockholders in proportion to the shares of Common Stock then held by the holders of the Common Stock and the shares of Common Stock which the holders then have the right to acquire upon conversion of the Series D Preferred Stock.

(b) Ratable Distribution.  If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation to be distributed among the Holders shall be insufficient to permit payment in full to the Holders of such Series D Preferred Stock, then all remaining net assets of the Corporation after the provision for the payment of the Corporation’s debts shall be distributed ratably in proportion to the full amounts to which they would otherwise be entitled to receive among the Holders.

(c) Merger, Reorganization or Sale of Assets.  For purposes of this Section 3, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary (other than a mere reincorporation transaction) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series D Preferred Stock to receive at the closing in cash, securities or other property amounts as specified in Section 3(a) above.  Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board.

4. Voting Rights.  Except as otherwise required under Delaware law, the Holders of the Series D Preferred Stock shall be entitled to vote at any meeting of stockholders of the Corporation (or any written actions of stockholders in lieu of meetings) with respect to any matters presented to the stockholders of the Corporation for their action or consideration. For the purposes of such stockholder votes, each share of Series D Preferred Stock shall be entitled to one vote for each share of Common Stock such share of Series D Preferred Stock would be convertible into at the record date set for such voting.  Notwithstanding the foregoing, so long as any shares of Series D Preferred Stock remain outstanding, the Corporation shall not, without first obtaining the approval of the holders of at least a majority of the then outstanding shares of Series D Preferred Stock (i) alter or change the rights, preferences or privileges of the Series D Preferred Stock as outlined herein, or (ii) create any new class of series of capital stock having a preference over the Series D Preferred Stock as to the payment of dividends or the distribution of assets upon the occurrence of a Liquidation Event (“Senior Securities”), or (iii) alter or change the rights, preferences or privileges of any Senior Securities so as to adversely affect the Series D Preferred Stock.

5. Dividends. The Holders of the Series D Preferred Stock shall not be entitled to receive dividends.

6. No Preemptive Rights. No Holders of the Series D Preferred Stock, whether now or hereafter authorized, shall, as such Holder, have any preemptive right whatsoever to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation nor of any security convertible into, nor of any warrant, option or right to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation, whether now or hereafter authorized.

7. Exclusion of Other Rights.  Except as may otherwise be required by law, the shares of the Series D Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation’s Articles of Incorporation, as amended.

8. Headings of Subdivisions.  The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

9. Severability of Provisions.  If any right, preference or limitation of the Series D Preferred Stock set forth in this certificate of designation (“Certificate”) (as such Certificate may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

10. Status of Reacquired Shares. No shares of the Series D Preferred Stock which have been issued and reacquired in any manner or converted into Common Stock may be reissued, and all such shares shall be returned to the status of undesignated shares of preferred stock of the Corporation.

[Signature Page Follows]

[Signature Page to Certificate of Designation of Series D Convertible Preferred Stock]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation as of this 26th day of November, 2008.

HEALTH SYSTEMS SOLUTIONS, INC.

By:	/s/ Michael G. Levine
	Name:	Michael G. Levine
	Title:	Chief Executive Officer

Exhibit E

HEALTH SYSTEMS SOLUTIONS, INC.

CERTIFICATE OF DESIGNATION

OF

SERIES E CONVERTIBLE PREFERRED STOCK

HEALTH SYSTEMS SOLUTIONS, INC., a Delaware corporation (the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designation and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation (the “Board”) by the Certificate of Incorporation of the Corporation, as amended to date (the “Certificate of Incorporation”), which authorizes the issuance of 15,000,000 shares of preferred stock, $0.001 par value per share, in one or more series, the Board duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

RESOLVED, that, pursuant to Article Fourth of the Certificate of Incorporation, the Board hereby authorizes the issuance of, and fixes the designation and preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions, of a series of preferred stock of the Corporation consisting of 833,334 shares, par value $0.001 per share, to be designated “Series E Convertible Preferred Stock” (hereinafter, the “Series E Preferred Stock”); and it is further

RESOLVED, that each share of Series E Preferred Stock shall rank equally in all respects and shall be subject to the following terms and provisions:

1. Designation.  The series of preferred stock shall be designated and known as “Series E Convertible Preferred Stock”.  The number of shares constituting the Series E Preferred Stock shall be 833,334.  Each share of the Series E Preferred Stock shall have a stated value equal to $6.00 (the “Stated Value”).

2. Conversion Rights. The Series E Preferred Stock shall be convertible into the common stock, $0.001 par value, of the Corporation (“Common Stock”) as follows:

(a) Optional Conversion.  Subject to and upon compliance with the provisions of this Section 2, a holder of any shares of the Series E Preferred Stock (a “Holder”) shall have the right, at such Holder’s option at any time, to convert any of such shares of the Series E Preferred Stock held by the Holder into fully paid and non-assessable shares of the Common Stock at the then Conversion Rate (as defined herein).

(b) Automatic Conversion.  Each share of Series E Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate upon the earlier of (i) the date specified by vote or written consent or agreement of holders of at least two-thirds of the then outstanding shares of the Series E Preferred Stock, or (ii) upon the closing of a Qualified Public Offering. As used herein, a “Qualified Public Offering” shall be the commitment, underwritten public offering of the Corporation’s Common Stock registered under the Securities Act of 1933, as amended (the “Securities Act”), at a public offering price (prior to underwriters’ discounts and expenses) equal to or exceeding $3.00 per share of Common Stock (as adjusted for any stock dividends, combinations or split with respect to such shares), which generates aggregate net proceeds to the Corporation (after deduction for underwriters’ discounts and expenses relating to the issuance, including without limitation fees of the Corporation’s counsel) equal to or exceeding $15,000,000.

(c) Conversion Rate.  Each share of the Series E Preferred Stock is initially convertible into the number of shares of the Common Stock as shall be calculated by dividing the Stated Value by $6.00 (the “Conversion Price”; the conversion rate so calculated, the “Conversion Rate”), subject to adjustments as set forth in Section 22(e) hereof.

(d) Mechanics of Conversion.

(i) The Holder may exercise the conversion right specified in Section 2(a) by giving written notice to the Corporation at any time, that the Holder elects to convert a stated number of shares of the Series E Preferred Stock into a stated number of shares of Common Stock, and by surrendering the certificate or certificates representing the Series E Preferred Stock to be converted, duly endorsed to the Corporation or in blank, to the Corporation at its principal office (or at such other office as the Corporation may designate by written notice, postage prepaid, to all Holders) at any time during its usual business hours, together with a statement of the name or names (with addresses) of the person or persons in whose name the certificate or certificates for Common Stock shall be issued.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series E Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(ii) If the conversion is in connection with the closing of a Qualified Public Offering, the conversion may, at the option of any holder tendering shares of Series E Preferred Stock for conversion, be conditioned upon the closing of the Qualified Public Offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series E Preferred Stock shall not be deemed to have converted such Series E Preferred Stock until immediately prior to the closing of the Qualified Public Offering.

(e) Conversion Rate Adjustments.  The Conversion Price shall be subject to adjustment from time to time as follows:

(i) Consolidation, Merger, Sale, Lease or Conveyance.  In case of any consolidation or merger of the Corporation with or into another corporation, or in case of any sale, lease or conveyance to another corporation of all or substantially all the assets of the Corporation, each share of the Series E Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of the Series E

Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder of the shares of the Series E Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock of other securities or property thereafter deliverable on the conversion of the shares of the Series E Preferred Stock.

(ii) Stock Dividends, Subdivisions, Reclassification, or Combinations.  If the Corporation shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares; the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the Holder of any shares of the Series E Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that he would have owned or been entitled to receive had such Series E Preferred Stock been converted immediately prior to such date.  Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

(iii) Issuances of Securities.  If at any time on or before January 1, 2009 the Corporation shall (i) sell or otherwise issue shares of the Common Stock at a purchase price per share less than the Conversion Price in effect immediately prior to such issuance, or (ii) sell or otherwise issue the Corporation’s securities which are convertible into or exercisable for shares of the Corporation’s Common Stock at a conversion or exercise price per share less than the Conversion Price in effect immediately prior to such issuance, then immediately upon such issuance or sale, the Conversion Price shall be adjusted to a price equal to the purchase price of the shares of Common Stock or the conversion or exercise price per share of the Corporation’s securities sold or issued.  If at any time after January 1, 2009, the Corporation shall (i) sell or otherwise issue shares of the Common Stock at a purchase price per share less than the Conversion Price in effect immediately prior to such issuance, or (ii) sell or otherwise issue the Corporation’s securities which are convertible into or exercisable for shares of the Corporation’s Common Stock at a conversion or exercise price per share less than the Conversion Price in effect immediately prior to such issuance, then immediately upon such issuance or sale, the Conversion Price shall be adjusted to a price determined by multiplying the Conversion Price immediately prior to such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus the number of shares of the Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of the additional shares to be issued at such issuance or sale.

(iv) Excluded Transactions. No adjustment to the Conversion Price shall be required under this Section 22(e) in the event of the issuance of shares of Common Stock by the Corporation upon the conversion or exercise of or pursuant to any outstanding stock options or stock option plan now existing or hereafter approved by the Holders which stock options have an exercise or conversion price per share of less than the Conversion Price.

(v) Reservation, Validity of Common Stock.  The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock for the purpose of effecting conversion of the Series E Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding Series E Preferred Stock not therefore converted.  Before taking any action which would cause an adjustment in the Conversion Rate such that Common Stock issuable upon the conversion of Series E Preferred Stock would be issued in excess of the authorized Common Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully-paid and non assessable shares of Common Stock at such adjusted Conversion Rate.  Such action my include, but it is not limited to, amending the Corporation’s articles of incorporation to increase the number of authorized Common Stock.

(f) Approvals.  If any shares of the Common Stock to be reserved for the purpose of conversion of shares of the Series E Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the shares of the Series E Preferred Stock are then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

(g) Valid Issuance.  All shares of Common Stock that may be issued upon conversion of shares of the Series E Preferred Stock will upon issuance be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action that will cause a contrary result.

3. Liquidation.

(a) Liquidation Preference. In the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Holders of the Series E Preferred Stock shall be entitled to receive, prior and before any distribution of assets shall be made to the holders of any other classes or series of capital stock or other securities of the Corporation, an amount equal to $6.00 per share of Series E Preferred Stock held by such Holder (the “Liquidation Pay Out”).  After payment of the Liquidation Pay Out to each Holder and the payment of the respective liquidation preferences of the other preferred stock of the Corporation, if any, pursuant to the Corporation’s Articles of Incorporation, as amended, each such Holder shall be entitled to share with the holders of the Common Stock, the remaining assets of the Corporation available for distribution to the Corporation’s stockholders in proportion to the shares of Common Stock then held by the holders of the Common Stock and the shares of Common Stock which the holders then have the right to acquire upon conversion of the Series E Preferred Stock.

(b) Ratable Distribution.  If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation to be distributed among the Holders shall be insufficient to permit payment in full to the Holders of such Series E Preferred Stock, then all remaining net assets of the Corporation after the provision for the payment of the Corporation’s debts shall be distributed ratably in proportion to the full amounts to which they would otherwise be entitled to receive among the Holders.

(c) Merger, Reorganization or Sale of Assets.  For purposes of this Section 3, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary (other than a mere reincorporation transaction) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series E Preferred Stock to receive at the closing in cash, securities or other property amounts as specified in Section 3(a) above.  Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board.

4. Voting Rights.  Except as otherwise required under Delaware law, the Holders of the Series E Preferred Stock shall be entitled to vote at any meeting of stockholders of the Corporation (or any written actions of stockholders in lieu of meetings) with respect to any matters presented to the stockholders of the Corporation for their action or consideration. For the purposes of such stockholder votes, each share of Series E Preferred Stock shall be entitled to one vote for each share of Common Stock such share of Series E Preferred Stock would be convertible into at the record date set for such voting.  Notwithstanding the foregoing, so long as any shares of Series E Preferred Stock remain outstanding, the Corporation shall not, without first obtaining the approval of the holders of at least a majority of the then outstanding shares of Series E Preferred Stock (i) alter or change the rights, preferences or privileges of the Series E Preferred Stock as outlined herein, or (ii) create any new class of series of capital stock having a preference over the Series E Preferred Stock as to the payment of dividends or the distribution of assets upon the occurrence of a Liquidation Event (“Senior Securities”), or (iii) alter or change the rights, preferences or privileges of any Senior Securities so as to adversely affect the Series E Preferred Stock.

5. Dividends. The Holders of the Series E Preferred Stock shall not be entitled to receive dividends.

6. No Preemptive Rights. No Holders of the Series E Preferred Stock, whether now or hereafter authorized, shall, as such Holder, have any preemptive right whatsoever to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation nor of any security convertible into, nor of any warrant, option or right to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation, whether now or hereafter authorized.

7. Exclusion of Other Rights.  Except as may otherwise be required by law, the shares of the Series E Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation’s Articles of Incorporation, as amended.

8. Headings of Subdivisions.  The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

9. Severability of Provisions.  If any right, preference or limitation of the Series E Preferred Stock set forth in this certificate of designation (“Certificate”) (as such Certificate may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

10. Status of Reacquired Shares. No shares of the Series E Preferred Stock which have been issued and reacquired in any manner or converted into Common Stock may be reissued, and all such shares shall be returned to the status of undesignated shares of preferred stock of the Corporation.

[Signature Page Follows]

[Signature Page to Certificate of Designation of Series E Convertible Preferred Stock]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation as of this 26th day of November, 2008.

HEALTH SYSTEMS SOLUTIONS, INC.

By:	/s/ Michael G. Levine
	Name:	Michael G. Levine
	Title:	Chief Executive Officer

Exhibit F

__________________________________

BY-LAWS

OF

HEALTH SYSTEMS SOLUTIONS, INC.
_________________________________

ARTICLE I

STOCKHOLDERS

SECTION 1.1 Annual Meetings.  An annual meeting of stockholders to elect directors and transact such other business as may properly be presented to the meeting may be held at such place, within or without the State of Delaware, as may be designated by or in the manner provided in the Certificate of Incorporation or the By-Laws, or if not so designated, as the Board of Directors may from time to time determine.  If pursuant to the Certificate of Incorporation or the By-Laws, the Board of Directors is authorized to determine the place of a meeting of stockholders, the Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by the provisions of the General Corporation Law of the State of Delaware (the “DGCL”).

If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication. If such means are authorized, the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is, in fact, a stockholder or proxyholder. The Corporation shall also implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings.  If a stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

SECTION 1.2 Special Meetings.  A special meeting of stockholders may be called at any time by resolution of a majority of the Board and shall be called by the Secretary upon receipt of a written request to do so specifying the matter or matters, appropriate for action at such a meeting, proposed to be presented at the meeting and signed by holders of record of a majority of the shares of stock that would be entitled to be voted on such matter or matters if the meeting were held on the day such request is received and the record date for such meeting were the close of business on the preceding day.  Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting and as shall be stated in the notice of such meeting.

SECTION 1.3 Notice of Meeting; Notice to Stockholders.  For each meeting of stockholders, written notice shall be given stating the place, if any, date and hour, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and may vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  Except as otherwise provided by Delaware law, the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.  If mailed, notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Any notice given to a stockholder under any provision of the DGCL, the Certificate of Incorporation or By-Laws shall be effective if given by a form of electronic transmission consented to by such stockholder.  Any such consent shall be revocable by a stockholder by written notice to the Corporation and shall be deemed revoked under the circumstances described in the DGCL.  Notice given to stockholders by electronic transmission shall be given as provided in the DGCL.

SECTION 1.4 Quorum.  Except as otherwise required by the DGCL or the Certificate of Incorporation, the holders of record of a majority of the shares of stock entitled to be voted present in person or represented by proxy at a meeting shall constitute a quorum for the transaction of business at the meeting, but in the absence of a quorum, the holders of record present or represented by proxy at such meeting may vote to adjourn the meeting from time to time, without notice other than announcement at the meeting, unless otherwise provided in the DGCL or By-Laws, until a quorum is obtained.

SECTION 1.5 Chairman and Secretary at Meeting.  At each meeting of stockholders, the Chairman of the Board, or in such person’s absence, the person designated in writing by the Chairman of the Board, or if no person is so designated, then a person designated by the Board of Directors, shall preside as chairman of the meeting; if no person is so designated, then the meeting shall choose a chairman by plurality vote.  The Secretary, or in such person’s absence, a person designated by the chairman of the meeting, shall act as secretary of the meeting.

SECTION 1.6 Voting; Proxies.  Except as otherwise provided by the DGCL or the Certificate of Incorporation:

(a) Each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of capital stock held by such stockholder.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram, or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the stockholder.

(c) Directors shall be elected by a plurality vote.

(d) Each matter, other than election of directors, properly presented to any meeting, shall be decided by a majority of the votes cast on the matter.

(e) Unless otherwise provided in the Certificate of Incorporation, all elections of directors shall be by written ballot.  Voting on all other matters need not be by written ballot unless ordered by the chairman of the meeting or if so requested by any stockholder present or represented by proxy at the meeting and entitled to vote on such matter.

(f) If authorized by the Board of Directors, the requirement of a written ballot may be satisfied by a ballot submitted by electronic submission, accompanied by the information specified in the DGCL.

SECTION 1.7 Adjourned Meetings.  A meeting of stockholders may be adjourned to another time or place.  Unless the Board of Directors fixes a new record date, stockholders of record for an adjourned meeting shall be as originally determined for the meeting from which the adjournment was taken.  Except as provided in the next succeeding sentence, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote.  At the adjourned meeting at which there shall be present or represented the holders of record of the requisite number of shares, any business may be transacted that might have been transacted at the meeting as originally called.

SECTION 1.8 Consent of Stockholders in Lieu of Meeting.  Except as may otherwise be provided in the Certificate of Incorporation, any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. A telegram, cablegram or other electronic transmission consenting to action shall be deemed to be written, signed and dated provided that it sets forth or is delivered with information from which the Corporation can determine that it was transmitted by the stockholder, proxyholder or by a person authorized to act for the stockholder or proxyholder and the date on which it was transmitted.  No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until there shall have been compliance with applicable provisions of the DGCL.  Notice of the taking of such action shall be given promptly to each stockholder that did not consent thereto in writing to the extent such notice is required by the provisions of the DGCL.

SECTION 1.9 List of Stockholders Entitled to Vote.  At least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be prepared.  Such list shall be open to the examination of any “stockholder” (as defined in Section 220 of the DGCL or any successor statute) for any proper purpose, for a period of at least 10 days prior to the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to the list is provided with the notice of the meeting or, (b) during ordinary business hours, at the principal place of business of the Corporation.  If the meeting is to be held at a place, such list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

SECTION 1.10 Fixing of Record Date.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.  If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and the record date for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 1.11 Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 1.11, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.11.

(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (a)(i) of this Section 1.11, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action.  To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.  Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and any additional information reasonably requested by the Board of Directors; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) all information relating to such stockholder and such beneficial owner that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and Rule 11a-11 thereunder, and (iv) any additional information reasonably requested by the Board of Directors.

Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 1.11 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-Law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.11.  In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder who shall be entitled to vote at the meeting may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(ii) of this Section 1.11 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c) General.

(i) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.11 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.11.  Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, either the Board of Directors or the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.11 and, if any proposed nomination or business is not in compliance with this Section 1.11, to declare that such defective proposal or nomination shall be disregarded.

(ii) For purposes of this Section 1.11, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii) Notwithstanding the foregoing provisions of this Section 1.11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.11. Nothing in this Section 1.11 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of preferred stock to elect directors under specified circumstances.

ARTICLE II

DIRECTORS

SECTION 2.1 Number; Term of Office; Qualifications; Vacancies.  The number of directors constituting the entire Board of Directors shall be the number, not less than one (1) nor more than fifteen (15), fixed from time to time by the Board of Directors, provided, however, that no decrease shall shorten the term of an incumbent director.  Until otherwise fixed by the directors, the number of directors constituting the entire Board shall be one (1).  Directors shall be elected at the annual meeting of stockholders to hold office, subject to Sections 2.2 and 2.3, until the next annual meeting of stockholders and until their respective successors are elected and qualify. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, and the directors so chosen shall hold office, subject to Sections 2.2 and 2.3, until the next annual meeting of stockholders and until their respective successors are elected and qualify.

SECTION 2.2 Resignation.  Any director of the Corporation may resign at any time by giving written notice or by electronic transmission, as defined in the DGCL, of such resignation to the Board of Directors or the Secretary of the Corporation.  Any such resignation shall take effect at the time specified therein or, if no time is specified, upon receipt thereof by the Board of Directors or the Secretary; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.  When one or more directors shall resign from the Board of Directors effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these By-Laws in the filling of other vacancies.

SECTION 2.3 Removal.  Subject to the provisions of the DGCL, any one or more directors may be removed, with or without cause, by the vote or written consent of the holders of a majority of the shares entitled to vote at an election of directors.

SECTION 2.4 Regular and Annual Meetings; Notice.  Regular meetings of the Board of Directors shall be held at such time and at such place, within or without the State of Delaware, as the Board of Directors may from time to time prescribe.  No notice need be given of any regular meeting, and a notice, if given, need not specify the purposes thereof.  A meeting of the Board of Directors may be held without notice immediately after an annual meeting of stockholders at the same place as that at which such meeting was held.

SECTION 2.5 Special Meetings; Notice.  A special meeting of the Board of Directors may be called at any time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer and shall be called by any one of them or by the Secretary upon receipt of a written request to do so specifying the matter or matters, appropriate for action at such a meeting, proposed to be presented at the meeting and signed by at least two directors.  Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting.  Notice of such meeting stating the time and place thereof shall be given (a) by deposit of the notice in the United States mail, first class, postage prepaid, at least two days before the day fixed for the meeting addressed to each director at such person’s address as it appears on the Corporation’s records or at such other address as the director may have furnished the Corporation for that purpose, or (b) by delivery of the notice similarly addressed for dispatch by facsimile or telegraph, or by delivery of the notice by telephone or in person, in each case at least 24 hours before the time fixed for the meeting.

SECTION 2.6 Presiding Officer and Secretary at Meetings.  Each meeting of the Board of Directors shall be presided over by the Chairman of the Board, or in such person’s absence, by such member of the Board of Directors as shall be chosen at the meeting.  The Secretary, or in such person’s absence, an Assistant Secretary, shall act as secretary of the meeting, or if no such officer is present, a secretary of the meeting shall be designated by the person presiding over the meeting.

SECTION 2.7 Quorum.  A majority of the directors then in office shall constitute a quorum for the transaction of business, but in the absence of a quorum a majority of those present (or if only one be present, then that one) may adjourn the meeting, without notice other than announcement at the meeting, until such time as a quorum is present.  The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 2.8 Meeting by Telephone.  Unless otherwise restricted by the Certificate of Incorporation or By-Laws, members of the Board of Directors or of any committee thereof may participate in meetings of the Board of Directors or of such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

SECTION 2.9 Action Without Meeting.  Unless otherwise restricted by the Certificate of Incorporation or By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings are filed with the minutes of proceedings of the Board of Directors or of such committee.  Such electronic transmission or transmissions filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if such minutes are maintained in electronic form.

SECTION 2.10 Committees of the Board.  The Board of Directors may, by resolution passed by the Board of Directors, designate one or more other committees, each such committee to have such name and to consist of one or more directors as the Board of Directors may from time to time determine. Any such committee, to the extent provided in such resolution or resolutions, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, but no such committee shall have such power or authority in reference to (a) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopting, amending or repealing any By-Law. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

SECTION 2.11 Compensation.  No director shall receive any stated salary for such person’s services as a director or as a member of a committee but shall receive such sum, if any, as may from time to time be fixed by the Board of Directors.

ARTICLE III

OFFICERS

SECTION 3.1 Election; Qualification.  The officers of the Corporation shall be the Chief Executive Officer, Chief Financial Officer and Secretary, each of whom shall be elected by the Board of Directors. The Board of Directors may elect a Chairman of the Board, President, one or more Vice Presidents, or Controller, one or more Assistant Secretaries, one or more Assistant Treasurers, one Treasurer, one or more Assistant Controllers and such other officers as it may from time to time determine.  Any officer other than the Chairman of the Board may, but is not required to, be a director of the Corporation.  Two or more offices may be held by the same person.

SECTION 3.2 Term of Office.  Each officer shall hold office from the time of such person’s election and qualification to the time at which such person’s successor is elected and qualified, unless he shall die or resign or shall be removed pursuant to Section 3.4 at any time sooner.

SECTION 3.3 Resignation.  Any officer of the Corporation may resign at any time by giving written notice of such resignation to the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the Secretary of the Corporation.  Any such resignation shall take effect at the time specified therein or, if no time is specified, upon receipt thereof by the Board of Directors or one of the above named officers; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3.4 Removal.  Any officer may be removed at any time, with or without cause, by the vote of the Board of Directors.

SECTION 3.5 Vacancies.  Any vacancy, however caused, in any office of the Corporation may be filled by the Board of Directors.

SECTION 3.6 Compensation.  The compensation of each officer shall be such as the Board of Directors may from time to time determine.

SECTION 3.7 Duties of Officers.  Officers of the Corporation shall, unless otherwise determined by the Board of Directors, have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as may be set forth in the By-Laws or as may from time to time be specifically conferred or imposed by the Board of Directors.

ARTICLE IV

CAPITAL STOCK

SECTION 4.1 Stock Certificates.  The interest of each holder of stock of the Corporation shall be evidenced by a certificate or certificates in such form as the Board of Directors may from time to time prescribe, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock may be issued in uncertificated form.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation (or the transfer agent or registrar, as the case may be).  Each holder of stock of the Corporation, upon written request to the transfer agent or registrar of the Corporation, shall be entitled to a stock certificate in such form as may from time to time be prescribed by the Board of Directors.  Each such certificate shall be signed by or in the name of the Corporation by the Chief Executive Officer, the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.  Any or all of the signatures appearing on such certificate or certificates may be a facsimile.  If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

SECTION 4.2 Transfer of Stock.  Shares of stock shall be transferable on the books of the Corporation pursuant to applicable law and such rules and regulations as the Board of Directors shall from time to time prescribe.

SECTION 4.3 Redemption of Stock. Any stock of any class or series may be made subject to redemption by the Corporation at its option or at the option of the holders of such stock upon the happening of a specified event; provided however, that immediately following any such redemption, the Corporation shall have outstanding one or more shares of one or more classes or series of stock, which share, or shares together, shall have full voting powers.

SECTION 4.4 Holders of Record.  Prior to due presentment for registration of transfer, the Corporation may treat the holder of record of a share of its stock as the complete owner thereof exclusively entitled to vote, to receive notifications and otherwise entitled to all the rights and powers of a complete owner thereof, notwithstanding notice to the contrary.

SECTION 4.5 Lost, Stolen, Destroyed or Mutilated Certificates.  The Corporation shall  issue a new certificate of stock to replace a certificate theretofore issued by it alleged to have been lost, destroyed or wrongfully taken, if the owner or such owner’s legal representative (a) requests replacement, before the Corporation has notice that the stock certificate has been acquired by a bona fide purchaser; (b) unless the Board of Directors otherwise determines, files with the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such stock certificate or the issuance of any such new stock certificate; and (c) satisfies such other terms and conditions as the Board of Directors may from time to time prescribe.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 Indemnification.  The Corporation shall, to the fullest extent permitted by the DGCL, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under the DGCL from and against any and all of the expenses, liabilities or other matters referred to in or covered by the DGCL, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which any person may be entitled under any by-law, resolution of stockholders, resolution of directors, agreement, or otherwise, as permitted by the DGCL, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.  This Section 5.1 shall be construed to give the Corporation the broadest power permissible by the DGCL, as it now stands and as from time to time amended.

SECTION 5.2 Waiver of Notice.  Whenever notice is required by the Certificate of Incorporation, the By-Laws or any provision of the DGCL, a written or electronically transmitted waiver thereof, signed by the person entitled to notice, whether before or after the time required for such notice, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.

SECTION 5.3 Fiscal Year.  The fiscal year of the Corporation shall start on such date as the Board of Directors shall from time to time prescribe.

SECTION 5.4 Corporate Seal.  The corporate seal shall be in such form as the Board of Directors may from time to time prescribe, and the same may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

ARTICLE VI

AMENDMENT OF BY-LAWS

SECTION 6.1 By Stockholders.  The By-Laws may be altered, amended or repealed by the stockholders or by the Board of Directors by a majority vote.

Exhibit G

Nevada Revised Statutes Concerning Dissenter’s Rights
(Chapters 92A.300 – 92A.500)

92A.300.  Definitions

As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

92A.305.  “Beneficial stockholder” defined

“Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

92A.310.  “Corporate action” defined

“Corporate action” means the action of a domestic corporation.

92A.315.  “Dissenter” defined

“Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

92A.320.  “Fair value” defined

“Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

92A.325.  “Stockholder” defined

“Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

92A.330.  “Stockholder of record” defined

“Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

92A.335.  “Subject corporation” defined

“Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

92A.340.  Computation of interest

Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

92A.350.  Rights of dissenting partner of domestic limited partnership

A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

92A.360.  Rights of dissenting member of domestic limited-liability company

The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

92A.370.  Rights of dissenting member of domestic nonprofit corporation

1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

92A.380.  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares

1.  Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

3.  From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised his right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his shares for any purpose or to receive payment of dividends or any other distributions on shares.  This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

92A.390.  Limitations on right of dissent:  Stockholders of certain classes or series; action of stockholders not required for plan of merger

1.  There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I) The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

92A.400.  Limitations on right of dissent:  Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder

1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights.  The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

92A.410.  Notification of stockholders regarding right of dissent

1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2.  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

92A.420.  Prerequisites to demand for payment for shares

1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2.  If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.

3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

92A.430.  Dissenter’s notice:  Delivery to stockholders entitled to assert rights; contents

1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2.  The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

92A.440.  Demand for payment and deposit of certificates; retention of rights of stockholder

1.  A stockholder to whom a dissenter’s notice is sent must:

(a) Demand payment;

(b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2.  The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

3.  The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

92A.450.  Uncertificated shares:  Authority to restrict transfer after demand for payment; retention of rights of stockholder

1.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2.  The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

92A.460.  Payment for shares:  General requirements

1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest.  The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation’s principal office is located;

(b) If the corporation’s principal office is not located in this State, in Carson City; or

(c) At the election of any dissenter residing or having its principal office in this State, of the county where the dissenter resides or has its principal office.

The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

92A.470.  Payment for shares:  Shares acquired on or after date of dissenter’s notice

1.  A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2.  To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand.  The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

92A.480.  Dissenter’s estimate of fair value:  Notification of subject corporation; demand for payment of estimate

1.  A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2.  A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

92A.490.  Legal proceeding to determine fair value:  Duties of subject corporation; powers of court; rights of dissenter

1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest.  If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located.  If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.  If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in Carson City.

3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares.  All parties must be served with a copy of the petition.  Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive.  The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value.  The appraisers have the powers described in the order appointing them, or any amendment thereto.  The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

92A.500.  Legal proceeding to determine fair value:  Assessment of costs and fees

1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court.  The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P.  68 or NRS 17.115.